SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only
☒	Definitive Proxy Statement		(as permitted by Rule 14a-6(e)(2))
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Genasys Inc.

(Name of Registrant As Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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16262 West Bernardo Drive

San Diego, California 92127

(858) 676-1112

January 28, 2025

Dear Fellow Stockholder:

You are cordially invited to attend our Annual Meeting of Stockholders on Monday, March 17, 2025, at 9:00 a.m., Pacific Time. The Annual Meeting is a virtual meeting of stockholders which means that you are able to participate in the Annual Meeting, and vote and submit your questions during the Annual Meeting via live webcast by visiting www.proxydocs.com/GNSS and registering. Because the Annual Meeting is virtual and being conducted electronically, stockholders may not attend the Annual Meeting in person. The business to be conducted at the Annual Meeting is explained in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

The accompanying materials include the Notice of Annual Meeting of Stockholders and Proxy Statement. The Proxy Statement describes the business that we will conduct at the Annual Meeting. It also provides information about us that you should consider when you vote your shares.

To attend the Annual Meeting, you must enter the control number on your proxy card, voting instruction form or Notice Regarding the Availability of Proxy Materials, and register at www.proxydocs.com/GNSS prior to the deadline of Thursday, March 13, 2025, 5:00 p.m., Eastern Time. Whether or not you plan to attend the virtual Annual Meeting, we urge you to read the accompanying Proxy Statement carefully and vote as soon as possible. You may vote your shares by completing, signing, dating, and returning the proxy card today. For your convenience, you may also vote your shares via the Internet or by telephone by following the instructions on the proxy card or Notice Regarding the Availability of Proxy Materials. If you decide to attend the virtual Annual Meeting and you are a registered stockholder, you will be able to vote at the Annual Meeting by visiting and registering at www.proxydocs.com/GNSS prior to the deadline of Thursday, March 13, 2025, 5:00 p.m., Eastern Time, even if you have previously submitted your proxy.

Thank you for your support and continued interest in Genasys Inc.

Sincerely, Richard H. Osgood III Chairman of the Board

16262 West Bernardo Drive

San Diego, California 92127

(858) 676-1112

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MONDAY, MARCH 17, 2025

TO THE STOCKHOLDERS OF GENASYS INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Genasys Inc., a Delaware corporation (the “Company”), will be held on Monday, March 17, 2025 at 9:00 a.m., Pacific Time. The Annual Meeting is a virtual meeting of stockholders which means that you are able to participate in the Annual Meeting, and vote and submit your questions during the Annual Meeting via live webcast by visiting and registering at www.proxydocs.com/GNSS prior to the deadline of Thursday, March 13, 2025, 5:00 p.m., Eastern Time. Because the Annual Meeting is virtual and being conducted electronically, stockholders may not attend the Annual Meeting in person. The Annual Meeting is being held for the following purposes:

1.
To elect seven directors to serve for the ensuing year and until their successors are elected;
2.
To ratify the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2025;
3.
To approve the Genasys Inc. 2025 Equity Incentive Plan;
4.
To consider an advisory vote on the compensation of our named executive officers; and
5.
To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

I strongly encourage you to sign up for electronic delivery of our future annual reports and proxy materials in order to conserve natural resources and help us save costs in producing and distributing these materials. For more information, please see “Electronic Delivery of Proxy Materials and Annual Reports” on page 28 of the Proxy Statement.

The Board of Directors has fixed the close of business on Tuesday, January 21, 2025 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof. Stockholders of record present, via live webcast, at the Annual Meeting or who have submitted a valid proxy via the Internet, by telephone or by mail will be deemed to be present, via live webcast, to vote at the Annual Meeting.

By Order of the Board of Directors, Richard H. Osgood III Chairman of the Board

San Diego, California

January 28, 2025

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING VIA LIVE WEBCAST. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE VIA LIVE WEBCAST IF YOU ATTEND THE VIRTUAL MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
2025 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MONDAY, MARCH 17, 2025.

THE PROXY STATEMENT, FORM OF PROXY AND THE ANNUAL REPORT FOR THE FISCAL YEAR ENDED

SEPTEMBER 30, 2024 ARE AVAILABLE AT www.proxydocs.com/GNSS.

GENASYS INC.

16262 West Bernardo Drive, San Diego, California 92127

(858) 676-1112

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

To be held on Monday, March 17, 2025

INFORMATION CONCERNING

SOLICITATION AND THE ANNUAL MEETING

This Proxy Statement and the accompanying proxy card are being furnished in connection with the solicitation by the Board of Directors (the “Board”) of Genasys Inc., a Delaware corporation, of proxies for use at the 2025 Annual Meeting of Stockholders to be held on Monday, March 17, 2025, at 9:00 a.m., Pacific Time (the “Annual Meeting”), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting is a virtual meeting of stockholders, which means that the Annual Meeting will be conducted via live webcast and that you will be able to participate in the Annual Meeting, by visiting and registering at www.proxydocs.com/GNSS prior to the deadline of Thursday, March 13, 2025, 5:00 p.m., Eastern Time. Because the Annual Meeting is virtual and being conducted electronically, stockholders may not attend the Annual Meeting in person.

We intend to mail or electronically deliver this Proxy Statement, the accompanying proxy card and Notice of Annual Meeting on or about February 3, 2025 to all stockholders of record entitled to vote at the Annual Meeting.

QUESTIONS AND ANSWERS REGARDING

THE ANNUAL MEETING AND PROXY STATEMENT

What is a proxy?

A proxy is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. Richard S. Danforth, Chief Executive Officer, and Dennis D. Klahn, Chief Financial Officer and Secretary (the “proxyholders”), have been designated as proxies for the Annual Meeting.

What is a Proxy Statement?

A Proxy Statement is a document that the regulations of the Securities and Exchange Commission (“SEC”) require us to give you when we ask you to sign a proxy card designating the proxyholders as proxies to vote on your behalf. The Proxy Statement includes information about the proposals to be considered at the Annual Meeting and other required disclosures including information about our Board and executive officers.

Why is the Annual Meeting being held virtually?

The Annual Meeting will be held virtually because it enables increased stockholder accessibility, while improving meeting efficiency and reducing costs. Hosting a virtual meeting provides easy access for our stockholders and facilitates participation since stockholders can participate from any location around the world.

What if I have technical or other “IT” problems logging into or participating during the Annual Meeting live webcast?

We have established a toll-free technical support “help line” that can be accessed by any stockholder who experiences any problems logging into or participating during the Annual Meeting. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the toll-free telephone number that will be shown on the login page for the virtual Annual Meeting and a member of the technical support team will assist you.

How can I participate and ask questions at the Annual Meeting?

We are committed to ensuring that our stockholders have substantially the same opportunities to participate in the virtual Annual Meeting as they would have at an in-person meeting. In order to submit a question at the Annual Meeting, you will need to login to the live webcast. Once you are logged in, you may submit questions online before and during the Annual Meeting. We encourage you to submit any question that is relevant to the business of the meeting. All appropriate questions asked during the Annual Meeting will be read and addressed during the meeting. Stockholders are encouraged to login to the live webcast at least 15 minutes prior to the scheduled start time of the Annual Meeting to test their internet connectivity.

Who can vote at the Annual Meeting?

We have designated a record date of Tuesday, January 21, 2025 for the Annual Meeting. Only stockholders of record at the close of business on the record date will be entitled to notice of and to vote at the Annual Meeting, via live webcast at www.proxydocs.com/GNSS. At the close of business on Tuesday, January 21, 2025, we had outstanding and entitled to vote 44,929,634 shares of common stock. On all matters to be voted upon at the Annual Meeting, each holder of record of common stock on the record date will be entitled to one vote for each share held. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Stockholder of Record - Shares Registered in Your Name

If, at the close of business on the record date, your shares were registered directly in your name with our transfer agent, Issuer Direct Corporation, then you are a stockholder of record. As a stockholder of record, you may vote at www.proxydocs.com/GNSS at the Annual Meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to ensure your vote is counted by submitting your proxy by signing and dating the enclosed proxy card and returning it in the postage-paid envelope provided or by voting via the Internet or by telephone by following the instructions provided on the enclosed proxy card. Simply follow the instructions on the accompanying proxy card for each voting method.

Beneficial Owner - Shares Registered in the Name of a Broker, Bank or Other Agent

If, at the close of business on the record date, your shares were not held in your name, but rather in an account at a brokerage firm, bank or other agent, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by your broker, bank or other agent. The broker, bank or other agent holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting, via live webcast by visiting and registering at www.proxydocs.com/GNSS prior to the deadline of Thursday, March 13, 2025, 5:00 p.m., Eastern Time. However, since you are not the stockholder of record, you may not vote your shares at the meeting unless you request and obtain a valid proxy issued in your name from your broker, bank or other agent. If your broker holds your shares in its name and you do not instruct your broker how to vote, your broker will nevertheless have discretion to vote your shares on “routine” matters. Your broker will not have discretion to vote on “non-routine” matters absent direction from you. The election of directors (Proposal 1), the approval of the Genasys Inc. 2025 Equity Incentive Plan (Proposal 3), and the advisory vote on executive compensation (Proposal 4) are considered “non-routine” under applicable rules. The ratification of the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for fiscal 2025 (Proposal 2) is considered “routine” under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on these proposals.

How can I attend the Annual Meeting?

You will be admitted to the virtual Annual Meeting, via live webcast, if you were a stockholder as of the close of business on Tuesday, January 21, 2025, or you have authority to vote under a valid proxy for the Annual Meeting. You must visit and register at www.proxydocs.com/GNSS prior to the deadline of Thursday, March 13, 2025, 5:00 p.m., Eastern Time. In order to register, you must use the control number that is printed on your proxy/voting instruction card, the Notice of Availability of Proxy Materials, or the email sending you the link to the proxy materials, as applicable. Approximately one hour prior to the meeting start time, all pre-registered shareholders will receive an email containing a unique URL link gaining them access to the meeting – as well as a link giving them the ability to vote during the meeting. To log in, you will need to follow the subsequent instructions you receive via this email communication. The virtual meeting platform is fully supported across browsers (Chrome, Firefox, Edge and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. If you encounter any technical difficulties logging onto or during the meeting, there will be a toll-free technical support “help line” to assist you. Technical support will be available 15 minutes prior to the start time of the meeting and through the conclusion of the meeting.

What proposals will be presented at the Annual Meeting?

At the Annual Meeting, stockholders eligible to vote will consider and vote upon (1) the election of seven directors to serve for the ensuing year and until their successors are elected, (2) the ratification of the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2025, (3) the approval of the Genasys Inc. 2025 Equity Incentive Plan, (4) an advisory vote on the compensation of our named executive officers, and (5) such other business as may properly come before the meeting or any adjournment or postponement thereof.

How does the Board recommend I vote on these proposals?

Our Board’s recommendations are set forth, together with a description of the proposals, in this Proxy Statement. In summary, our Board recommends that you vote:

•
FOR each of the nominees for director named in this Proxy Statement to serve until the Annual Meeting of Stockholders in 2026 and until their successors are duly elected and qualified (see page 6);
•
FOR the ratification of the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for our fiscal year ended September 30, 2025 (see page 14);
•
FOR the approval of the Genasys Inc. 2025 Equity Incentive Plan (see page 15); and
•
FOR the approval, on an advisory basis, of the compensation of our executive officers (see page 19).

What vote is required to approve each matter and how are votes counted?

Virtual attendance at the Annual Meeting constitutes presence in person for purposes of a quorum. If a quorum is present at the Annual Meeting, the votes required for the proposals to be considered at the Annual Meeting and the treatment of abstentions and broker non-votes in respect of such proposals are as follows:

•
Election of Directors. The seven nominees for director receiving the highest number of votes FOR election will be elected as directors. This is called a plurality. Abstentions and broker non-votes, if any, are not counted for purposes of electing directors and will have no effect on the results of this vote. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors.
•
Ratification of Baker Tilly US, LLP as our Independent Registered Public Accounting Firm. The affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify Baker Tilly US, LLP as our independent registered public accounting firm for our fiscal year ending September 30, 2025. Abstentions will not count as votes cast for purposes of this proposal and, as a result, abstentions will have No effect on the outcome of this proposal.
•
Approval of the Genasys Inc. 2025 Equity Incentive Plan. The affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal is required to approve the Genasys Inc. 2025 Equity Incentive Plan. Abstentions will have the effect of votes against this proposal. Broker non-votes, if any, will have no effect on the results of this vote.
•
Advisory vote on executive compensation. The affirmative vote of a majority of shares votes cast at the Annual Meeting is required to approve, on an advisory basis, the compensation of our named executive officers. Abstentions will not count as votes cast for purposes of this proposal and, as a result, abstentions will have No effect on the outcome of this proposal. Broker non-votes are not considered entitled to vote on this proposal and, as a result, broker non-votes will have No effect on the outcome this proposal.

How do I vote?

It is important that your shares are represented at the Annual Meeting, whether or not you attend the Annual Meeting, via live webcast. To make sure that your shares are represented, we urge you to vote as promptly as possible by signing and dating the enclosed proxy card and returning it in the postage-paid envelope provided or by voting via the Internet or by telephone by following the instructions provided on the enclosed proxy card.

If you are a stockholder of record, there are four ways to vote:

•
By calling the toll-free telephone number indicated on your proxy card. Follow the voice prompts to vote your shares and confirm that your instructions have been properly recorded,
•
By going to the Internet website indicated on your proxy card. As with telephone voting, you can confirm that your instructions have been properly recorded,
•
By signing, dating and returning the accompanying proxy card, or

•
By voting at the virtual Annual Meeting, by following the instructions you receive via email after you register at www.proxydocs.com/GNSS, prior to the deadline of Thursday, March 13, 2025 at 5:00 p.m., Eastern Time.

If your shares are held in street name, please follow the voting instructions provided by your bank, broker or other agent. In most cases, you may submit voting instructions by telephone or by Internet to your bank, broker or other agent, or you can sign, date and return a voting instruction form to your bank, broker or other agent. If you provide specific voting instructions by telephone, by Internet or by mail, your bank, broker or other agent must vote your shares as you have directed.

At the Annual Meeting, you may vote by following the instructions after registering at www.proxydocs.com/GNSS prior to the deadline of Thursday, March 13, 2025 at 5:00 p.m., Eastern Time. If you hold your shares in street name, you must request a legal proxy from your bank, broker or other nominee to vote at the Annual Meeting.

How can I change or revoke my vote?

You can revoke your proxy at any time before the applicable vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any of the following ways:

•
you may submit another properly executed proxy by telephone, by Internet or by signing, dating and returning a later dated proxy card,
•
you may send a written notice that you are revoking your proxy to our Corporate Secretary at 16262 West Bernardo Drive, San Diego, California 92127, or
•
you may attend the virtual Annual Meeting and vote by following the instructions you receive via email (however, simply attending the Annual Meeting will not, by itself, revoke your proxy).

If your shares are held by your broker, bank or other agent, follow the instructions provided by them.

How many shares must be present to hold the Annual Meeting?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares as of the close of business on the record date are represented by stockholders present at the meeting or by proxy. Virtual attendance at the Annual Meeting constitutes presence in person for purposes of a quorum. At the close of business on the record date, there were 44,929,634 shares outstanding and entitled to vote. Therefore, in order for a quorum to exist, 22,464,818 shares must be represented by stockholders present at the meeting or by proxy. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other agent) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.

What if a quorum is not present at the meeting?

If a quorum is not present at the scheduled time of the Annual Meeting, we may adjourn the meeting, either with or without the vote of the stockholders. If we propose to have the stockholders vote whether to adjourn the meeting, the proxyholders will vote all shares for which they have authority in favor of the adjournment. We may also adjourn the meeting if for any reason we believe that additional time should be allowed for the solicitation of proxies. An adjournment will have No effect on the business that may be conducted at the Annual Meeting.

What if I do not specify a choice for a matter when returning a proxy?

If you indicate a choice on your proxy on a particular matter to be acted upon, the shares will be voted as indicated. If you are a stockholder of record and you return a signed proxy card but do not indicate how you wish to vote, the proxyholders will vote your shares in the manner recommended by our Board on all matters presented in this Proxy Statement and as the proxyholders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting. If you do not return a proxy card, your shares will not be voted and will not be deemed present for the purpose of determining whether a quorum exists.

If you are a beneficial owner and the organization holding your account does not receive instructions from you as to how to vote those shares, under the rules of various national and regional securities exchanges, that organization may exercise discretionary authority to vote on routine proposals but may not vote on “non-routine” proposals. As a beneficial owner, you will not be deemed to have voted on such “non-routine” proposals. The shares that cannot be voted by brokers on “non-routine” matters are called broker non-votes. Broker non-votes will be deemed present at the Annual Meeting for purposes of determining whether a quorum exists for the Annual Meeting. The election of directors (Proposal 1), the approval of the Genasys Inc. 2025 Equity Incentive Plan (Proposal 3), and the advisory vote on executive compensation (Proposal 4) are considered “non-routine” under applicable rules. The ratification of the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for fiscal 2025 (Proposal 2) is considered “routine” under applicable rules.

What does it mean if I receive more than one proxy card?

If you hold your shares in more than one account, you will receive a proxy card for each account. To ensure that all of your shares are voted, please sign, date and return the proxy card for each account or vote via the Internet or by telephone following the instructions provided on the proxy card for each account.

How will voting on any other business be conducted?

Although we do not know of any business to be considered at the Annual Meeting other than the proposals described in this Proxy Statement, if any other business properly comes before the Annual Meeting, your proxy or voting instruction gives authority to the proxyholders to vote on those matters in their discretion.

May I propose matters for consideration at next year’s annual meeting or nominate individuals to serve as directors?

Yes. If you wish to propose a matter for consideration at next year’s annual meeting or if you wish to nominate a person for election as one of our directors, see the information set forth in “Stockholder Proposals” and “Stockholder Nominations” below.

How can I find out the results of the voting at the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting and publish final results in a Current Report on Form 8-K within four business days following the Annual Meeting.

Where can I access an electronic copy of the Proxy Statement and Annual Report on Form 10-K for the fiscal year ended September 30, 2024?

You may access an electronic copy of the Proxy Statement, form of proxy card, and the Annual Report on Form 10-K for the fiscal year ended September 30, 2024 at: www.proxydocs.com/GNSS.

PROPOSAL ONE

ELECTION OF DIRECTORS

Cooperation Agreement with Nicoya

During December of 2024, representatives of Nicoya Capital LLC and/or other affiliates (“Nicoya”) indicated to us its intention to nominate directors to stand for election at the Annual Meeting and solicit proxies in favor of its nominees. During December of 2024 and early January of 2025, Richard Danforth, our Chief Executive Officer, and Rick Osgood, Chairman of the Board, engaged in discussions with representatives of Nicoya regarding Nicoya’s intention to make such nominations. On January 14, 2015, we entered into a cooperation agreement (the “Cooperation Agreement”) with Nicoya and certain of its affiliates pertaining to the election of directors at the Annual Meeting. Pursuant to the Cooperation Agreement, among other things, we agreed to increase the size of our Board to seven and to appoint R. Rimmy Malhotra to the Board and to the Audit Committee of the Board, each effective January 15, 2025, and Nicoya agreed to abide by certain standstill restrictions and voting commitments, subject to certain limited exceptions, during the term of the Cooperation Agreement. The foregoing is not a complete description of the Cooperation Agreement. For a further description of the Cooperation Agreement and a copy of the Cooperation Agreement, please see our Current Report on Form 8-K filed with the SEC on January 16, 2025. Richard S. Danforth, Susan Lee Schmeiser, Richard H. Osgood III, Mark Culhane, William H. Dodd, and W. Craig Fugate are currently members of our Board, and R. Rimmy Malhotra was appointed pursuant to the terms of the Cooperation Agreement effective January 15, 2025. The Board unanimously recommends a vote IN FAVOR of each of the Board’s nominees for director.

Director Nominees

The Board currently consists of seven directors, Richard S. Danforth, Susan Lee Schmeiser, Richard H. Osgood III, Mark Culhane, William H. Dodd, W. Craig Fugate and R. Rimmy Malhotra. Messrs. Danforth and Osgood and Ms. Schmeiser were elected to our Board at the 2024 annual meeting of stockholders and Messrs. Culhane, Dodd, Fugate and Malhotra were appointed by the Board since the 2024 annual meeting of stockholders, Mr. Malhotra pursuant to the Cooperation Agreement.

Each director to be elected will hold office until the next annual meeting of stockholders and until his or her successor is elected and has qualified, or until such director’s earlier death, resignation or removal. The Board, upon recommendation by our Nominating and Corporate Governance Committee, has nominated the nominees listed below for election to our Board.

We encourage our Board members to attend our Annual Meeting of stockholders. All nominees who were members of the Board at the time attended the 2024 Annual Meeting of stockholders virtually.

Nomination Process

In considering candidates for election to the Board, the Nominating and Corporate Governance Committee seeks to assemble a Board that, as a whole, possesses the appropriate balance of professional, management and industry experience, qualifications, attributes, skills, expertise and involvement in areas that are of importance to our business and professional reputation. The Nominating and Corporate Governance Committee also considers other board service, business, financial and strategic judgment of potential nominees, and desires to have a Board that represents a diverse mix of backgrounds, perspectives and expertise consisting of directors who complement and strengthen the skills of other directors and who also exhibit integrity, collegiality, sound business judgment and any other qualities that the Nominating and Corporate Governance Committee views as critical to effective functioning of the Board. Each of the nominees for election to the Board has demonstrated a successful track record of strategic, business and financial planning and operating skills. In addition, each of the nominees for election to the Board has experience in management and leadership development and an understanding of operating and corporate governance issues for a public company such as Genasys Inc.

Voting

Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the seven nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve. There are no arrangements or understandings between us and any other person pursuant to which they or any other director has been selected as a director or nominee at the Annual Meeting.

The seven candidates receiving the highest number of affirmative votes cast at the meeting will be elected directors.

For the reasons set forth in this Proxy Statement, and in particular, each nominee’s qualifications and experience described below, the Board unanimously recommends a vote IN FAVOR of each of the Board’s nominees for director.

Nominees

The names of the nominees and certain information about them are set forth below. Such information includes their present positions, principal occupations and public company directorships held in the past five years as well as the specific experience, qualifications, attributes or skills of each nominee that led the Board to believe that, as of the date of this Proxy Statement, the nominee is qualified to serve on the Board. However, each member of the Board may have a variety of reasons for believing a particular person would be an appropriate Board member, and these views may differ from the views of other members of the Board.

Name	Age	Position and Offices	Director Since
Richard H. Osgood III (2)(3)	70	Chairman of the Board	2013
Richard S. Danforth	65	Chief Executive Officer and Director	2017
Mark Culhane (1)(2)	65	Director	2024
William H. Dodd (1)(2)	68	Director	2024
W. Craig Fugate (3)	65	Director	2024
R. Rimmy Malhotra (1)	49	Director	2025
Susan Lee Schmeiser (1)(3)	48	Director	2021

(1)
Member of Audit Committee
(2)
Member of Compensation Committee
(3)
Member of Nominating and Corporate Governance Committee

Richard H. Osgood III, age 70, has been a member of the Board since July 2013 and was appointed Chairman of our Board in November 2021. Mr. Osgood retired in 2012 after serving as Head of Equity Capital Markets for Wedbush Securities since January 2009. Mr. Osgood joined Wedbush Securities when it acquired Pacific Growth Equities, which Mr. Osgood founded in 1991. Mr. Osgood served in various capacities with Pacific Growth Equities prior to its acquisition, including President, Chief Executive Officer, Chief Operating Officer, Chairman and Executive Chairman. Prior to founding Pacific Growth Equities, Mr. Osgood was the Head of Capital Markets, Sales and Trading at Volpe, Welty and Company, a company he also co-founded in 1986. Previously, Mr. Osgood held senior positions in institutional sales at Montgomery Securities, Rotan Mosely and Smith Barney. Mr. Osgood holds a B.S. in Psychology from the University of the South. Mr. Osgood’s capital markets and securities industry expertise, as well as his management and strategic experience qualify him to serve on our Board.

Richard S. Danforth, age 65, was appointed Chief Executive Officer in August 2016. Mr. Danforth formed the strategic business consulting firm, RsD Aero, Ltd., in 2014, which provided consulting services for the Defense, Aerospace, Space and Transportation sectors, with an emphasis on M&A and Transatlantic trade. He served at DRS Technologies as Group President of DRS Integrated Defense Systems & Service (2013 – 2014); Chief Executive Officer, President and Board Member of DRS Defense Solutions (2008 – 2012); President, Command Control & Communication (2005 – 2008); President, Navy Electronics & Intelligence Systems (2004 – 2005); and Executive Vice President, Electronics Systems Group (2002 – 2004). He began his career at Raytheon in 1982 and held various manufacturing, quality assurance and program manager positions until 1996. Mr. Danforth was then appointed Vice President of Operations for Raytheon Aircraft Company (1996 – 2000). In 2000, he was named Senior Vice President of Raytheon Aircraft Company’s Commercial Aircraft Business division, where he led a staff of 370 sales, marketing and customer service personnel. Mr. Danforth holds a Bachelor of Science in Industrial Technology from the University of Massachusetts Lowell and a Masters in Engineering Management from Western New England College. Mr. Danforth’s extensive business experience with strategy, leadership and execution at large defense companies qualifies him to serve on our Board.

Mark Culhane, age 65, has been a member of the Board since July 2024. Mr. Culhane has been the Managing Partner of Culhane Advisory since 2016. From April 2017 to April 2022, Mr. Culhane served on the Board of Directors and was Audit Committee Chair of UserZoom. From November 2017 to June 2021, Mr. Culhane was Executive Vice President and Chief Financial Officer at Teradata Corporation. Mr. Culhane also served as Chief Financial Officer at Lithium Technologies from December 2012 to August 2016; Executive Vice President and Chief Financial Officer at DemandTec from August 2001 to May 2012; Chief Financial Officer at iManage from 1998 to 2001; Chief Financial Officer at SciClone Pharmaceuticals from 1992 to 1998; and from 1982 to 1992 held various positions with Pricewaterhouse Coopers. Mr. Culhane holds a B.S. in Business Administration from the University of South Dakota. Mr. Culhane’s extensive accounting and financial reporting expertise and business leadership experience qualify him to serve on our Board.

William H. Dodd, age 68, has been a member of the Board since May 2024. Mr. Dodd served in the California State Senate from December 2016 to December 2024. He finished his second term as Chair of the Government Organization Committee, a member of the Transportation Committee, Energy Utilities and Communications Committee, the Business Professions Committee, and the Insurance Committee. From November 2014 to November 2016, Mr. Dodd served in the California State Assembly. Mr. Dodd began public service in March 2000, serving on the Napa County Board of Supervisors until December 2014. Prior to his time in elected office, Mr. Dodd owned and operated a full-service water company and served as president of the water quality industry’s state and national trade associations. Mr. Dodd earned a B.S. in Business Administration from California State University, Chico. Mr. Dodd’s extensive government service and experience, and industry and business management background, qualify him to serve on our Board.

W. Craig Fugate, age 65, has been a member of the Board since May 2024. Prior to starting Craig Fugate Consulting in March 2017 to pursue building a more resilient nation and train the next generation of emergency managers, Mr. Fugate served as Administrator of the Federal Emergency Management Agency (FEMA) from May 2009 to January 2017. Mr. Fugate led FEMA and oversaw the federal government’s response to major disasters, including the Joplin and Moore tornadoes, Hurricane Sandy, Hurricane Matthew, and Louisiana flooding. From October 2001 to May 2009, Mr. Fugate served as Director of the Florida Division of Emergency Management, leading the state of Florida’s emergency response to 11 declared disasters. Mr. Fugate began his emergency management career as a volunteer firefighter, paramedic, and a lieutenant with the Alachua County Fire Rescue before serving as Emergency Manager for Alachua County in Gainesville, Florida from 1987 to 1997. Mr. Fugate also serves on the Board of Directors of PG&E Corporation and Pacific Gas and Electric Company. Mr. Fugate’s local, state, and national leadership and substantial emergency management experience qualify him to serve on our Board.

R. Rimmy Malhotra, age 49, has been a member of the Board since January 2025. From 2013 to the present, Mr. Malhotra has served as the Managing Member and Portfolio Manager for Nicoya Fund LP, a private investment partnership. Previously, from 2008 to 2013 he served as portfolio manager of the Gratio Values Fund, a mutual fund registered under the Investment Act of 1940. Prior to this, he was an Investment Analyst at a New York based hedge fund. Since November 2019, Mr. Malhotra has been a member of the Board of Directors of Optex Systems Holdings, Inc. (NASDAQ:OPXS), is the Chair of its Nominating and Corporate Governance Committee, and sits on its Audit and Compensation Committees. Since January 2021 until August of 2024 when it merged with Horizon Kinetics, he had served on the Board of Directors as lead independent director and was Chair of the Audit Committee for Scott’s Liquid Gold-Inc. (OTCBB:SLGD). Since April 2016, he has been a member of the Board of Directors of HireQuest, Inc. (Nasdaq:HQI), where he serves as Vice-Chairman of its Board of Directors, its lead independent director and sits on its Audit and Compensation Committees. In October of 2024, he was appointed to the board of FRMO (OTC:FRMO) where he serves as the Chair of the Audit Committee. He earned an MBA in Finance from The Wharton School and a Master’s degree in International Relations from the University of Pennsylvania where he was a Lauder Fellow. Mr. Malhotra holds undergraduate degrees in Computer Science and Economics from Johns Hopkins University. Mr. Malhotra’s experience with public equity, including his service on the boards of directors of multiple public companies, and his qualifications as a financial matters expert qualify him to serve on our Board.

Susan Lee Schmeiser, age 48, has been a member of the Board since September 2021. Ms. Schmeiser has over 20 years of experience in digital marketing software, media, data analytics, and strategic partnerships. Prior to May 2023, Ms. Schmeiser served as Group President of Digital Marketing & Technology Solutions at Vericast, a MacAndrews & Forbes company, since November 2020. Prior to her current position, from April 2020 to November 2020, Ms. Schmeiser served as Chief Product Officer and Senior Executive Vice President at Vericast. From 2017 to 2020, Ms. Schmeiser was Senior Vice President of Business Development and Strategy at Valassis, a leader in marketing technology and consumer engagement. From 2011 to 2017, Ms. Schmeiser served as the Vice President of Corporate Development and Strategy of MaxPoint Interactive, Inc., which was acquired by Valassis after going public in 2017. Ms. Schmeiser served as Vice President, Ad Sales Strategy at Univision from 2007 to 2011. She also held the role of Vice President at MTV Networks from 2004 to 2007. She began her career as a Financial Analyst in the Financial Sponsors Group of Morgan Stanley’s Investment Banking Division. Ms. Schmeiser earned a B.A. in Economics from New York University and an M.B.A. in General Management from Harvard Business School. Ms. Schmeiser’s leadership experience, and expertise in corporate development and strategy qualify her to serve on our Board.

BOARD AND COMMITTEE MATTERS

AND CORPORATE GOVERNANCE MATTERS

Corporate Governance

We maintain a corporate governance page on our website that includes key information about our corporate governance initiatives, including our Code of Business Conduct and Ethics, our Charters for the committees of the Board, and our Whistleblower Protection Policy. The corporate governance page can be found at www.genasys.com by clicking on “Investors” and then clicking on “Investor Relations” and then clicking on “Governance.” The information contained on our website is not incorporated by reference into and does not form a part of this Proxy Statement.

Our policies and practices reflect corporate governance initiatives that are designed to be compliant with the listing requirements of the NASDAQ Stock Market and the corporate governance requirements of applicable securities laws, including:

•
Six of our seven Board members are independent of our company and our management;
•
All members of our standing Board committees are independent of our company and our management;
•
The independent members of our Board meet regularly without the presence of management;
•
We have a clear code of business conduct and ethics that applies to our principal executive officers, our directors and all of our employees, and is monitored by our Audit Committee;
•
The charters of the Board committees clearly establish their respective roles and responsibilities; and
•
We have a hotline available to all employees, and our Audit Committee has procedures in place for the anonymous submission of employee complaints on accounting, internal accounting controls, or auditing matters.

Board of Directors

Our Board currently consists of seven directors: Richard S. Danforth, Susan Lee Schmeiser, Richard H. Osgood III, Mark Culhane, William H. Dodd, W. Craig Fugate and R. Rimmy Malhotra. During the fiscal year ended September 30, 2024, our Board held five meetings. All directors serving on the Board during the fiscal year ended September 30, 2024 attended at least 75% of the aggregate of the total number of the meetings of the Board and the total number of meetings held by all committees of the Board on which he or she served (in each case during the period in which he or she served).

Independence of the Board

As required under the NASDAQ Stock Market listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. After review of all relevant transactions or relationships between each director, or any of his or her family members, and us, our senior management and our independent registered public accounting firm, our Board has affirmatively determined that Ms. Schmeiser and Messrs. Culhane, Dodd, Fugate, Malhotra and Osgood are independent directors within the meaning of the applicable NASDAQ listing standards.

Board Leadership Structure

Richard S. Danforth currently serves as our Chief Executive Officer and as a director. Richard H. Osgood III currently serves as Chairman of the Board. The Board does not have a formal policy with respect to separation of the offices of Chairman of the Board and Chief Executive Officer, and the Board believes that it should maintain flexibility to select our Chief Executive Officer, Chairman and board leadership structure from time to time. The Board believes that it is currently in our best interest, and that of our stockholders, for Mr. Danforth to serve as Chief Executive Officer and Mr. Osgood to serve as Chairman. The Board believes that separating these positions allows the Chief Executive Officer to focus on day-to-day business operations, while allowing the Chairman of the Board to lead the Board of Directors in its primary role of review and oversight of management.

Role of Board in Risk Oversight

Our management is primarily responsible to manage risk and inform the Board regarding our most material risks. The Board has oversight responsibility of the processes established to monitor and manage such risks. The Board believes that such oversight function is the responsibility of the entire Board through frequent reports and discussions at regularly scheduled Board meetings. In addition, the Board has delegated specific risk management oversight responsibility to the Audit Committee and to the independent members of the Board. In particular, the Audit Committee oversees management of risks related to accounting, auditing and financial reporting and maintaining effective internal controls for financial reporting. The Compensation Committee oversees risk management related to our executive compensation plans and arrangements. The Nominating and Corporate Governance Committee oversees risk management related to the nomination of director candidates and our corporate governance practices. The Board believes that the leadership structure described above under “Board Leadership Structure” facilitates the Board’s oversight of risk management because it allows the Board, working through its committees to participate actively in the oversight of management’s actions. These specific risk categories and our risk management practices are regularly reviewed by the entire Board in the ordinary course of regular Board meetings.

Insider Trading Policy

We have adopted an Insider Trading Policy (the “Insider Trading Policy”) containing policies and procedures governing the purchase, sale and/or other dispositions of our securities by our directors or employees (including our executive officers), or by us. Such policies and procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations, and any listing standards applicable to us.

Hedging Transactions

We have not adopted any practice or policy regarding the ability of our directors or employees (including our executive officers), or any of their designees, to engage in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our common stock.

Clawback Policy

We have adopted a compensation recovery policy designed to comply with the mandatory compensation “clawback” requirements under applicable Nasdaq rules. Under the policy, in the event of certain accounting restatements, we will be required to recover erroneously received incentive‑based compensation from our executive officers representing the excess of the amount actually received over the amount that would have been received had the financial statements been correct in the first instance. The Compensation Committee has discretion to make certain exceptions to the clawback requirements (when permitted by Nasdaq rules) and ultimately determine whether any adjustment will be made.

Grants of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

We do not have any formal policy that requires us to grant, or avoid granting, equity-based compensation to our executive officers at certain times. Consistent with our annual compensation cycle, the Compensation Committee typically grants annual equity awards in December of each year. The timing of any equity grants to executive officers in connection with new hires, promotions, or other non-routine grants is tied to the event giving rise to the award (such as an executive officer’s commencement of employment or promotion effective date).

As a result, the Board and Compensation Committee (a) except as described below, grant awards without regard to the share price or the timing of the release of material nonpublic information, (b) wait until such material nonpublic information has been fully disclosed, widely disseminated to the public and at least two full business days has passed after such material nonpublic information has been disclosed and (c) do not time grants for the purpose of affecting the value of executive compensation.

Executive Sessions

As required under NASDAQ listing standards, during the calendar year ended December 31, 2024, our independent directors met at least twice in regularly scheduled executive sessions at which only independent directors were present.

Stockholder Communications with the Board

We have adopted a formal process by which stockholders may communicate with our Board. The Board recommends that stockholders initiate any communications with the Board in writing and send them in care of Investor Relations by mail to our principal offices, 16262 West Bernardo Drive, San Diego, CA 92127. This centralized process will assist the Board in reviewing and responding to stockholder communications in an appropriate manner. The name of any specific intended Board recipient should be noted in the communication. The Board has instructed Investor Relations to forward such correspondence only to the intended recipients; however, the Board has also instructed Investor Relations, prior to forwarding any correspondence, to review such correspondence and, in its discretion, not to forward certain items if they are deemed of a personal, illegal, commercial, offensive or frivolous nature or otherwise inappropriate for the Board’s consideration. In such cases, that correspondence will be forwarded to our corporate Secretary for review and possible response. This information is also contained on our website at www.genasys.com.

Information Regarding the Board Committees

During the full fiscal year ended September 30, 2024, the Board had three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The current charters for the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee can be found on our website at www.genasys.com.

Audit Committee

Our Board has a separately designated standing Audit Committee established in accordance with Section 3(a)(58) of the Securities Exchange Act of 1934 (the “Exchange Act”). The Audit Committee oversees our corporate accounting and financial reporting processes. Among other functions, the Audit Committee:

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evaluates the performance of and assesses the qualifications of the independent registered public accounting firm;
•
engages the independent registered public accounting firm;
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determines whether to retain or terminate the existing independent registered public accounting firm or to appoint and engage a new independent registered public accounting firm;
•
confers with senior management and the independent registered public accounting firm regarding the adequacy and effectiveness of financial reporting;
•
reviews and approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services;
•
considers the effectiveness of our company’s internal control system, including information technology security and control;
•
understands the scope of the independent registered public accounting firm’s review of internal control over financial reporting, and obtains reports on significant findings and recommendations, together with management’s responses;
•
monitors the rotation of partners of the independent registered public accounting firm on our audit engagement team as required by law;
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oversees procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters;
•
reviews the procedures for communicating the code of business conduct and ethics to our company personnel, and for monitoring compliance therewith;
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reviews annually the Audit Committee’s written charter and its performance and reports the same to the Board;
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reviews the financial statements to be included in our Annual Report on Form 10-K as well as interim financial reports;
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discusses with management and the independent registered public accounting firm the results of the annual audit and the results in our quarterly financial statements; and
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reviews and approves all related party transactions on an ongoing basis.

The Audit Committee has the authority to retain special legal, accounting or other advisors or consultants as it deems necessary or appropriate to carry out its duties. The Audit Committee is composed of Mr. Culhane (Chair), Mr. Dodd, Mr. Malhotra and Ms. Schmeiser. The Audit Committee met four times during fiscal 2024.

The Board annually reviews the NASDAQ listing standards definition of independence for audit committee members and has determined that all members of our Audit Committee are independent under applicable SEC rules and NASDAQ listing standards. Our Board has determined that each member of the Audit Committee is able to read and understand fundamental financial statements, including our company’s balance sheet, income statement and cash flow statement. Our Board has also determined that Mr. Culhane qualifies as an “audit committee financial expert,” as defined in applicable SEC rules. In making such determination, the Board made a qualitative assessment of Mr. Culhane’s level of knowledge and experience based on a number of factors, including Mr. Culhane’s formal education and experience.

Compensation Committee

The Compensation Committee assists in the implementation of, and provides recommendations with respect to, our general and specific compensation policies and practices for our company’s executives. The Compensation Committee also administers our Amended and Restated 2015 Equity Incentive Plan. Among other functions, the Compensation Committee:

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reviews and approves the performance goals and objectives for executive officers, including our Chief Executive Officer;
•
evaluates the Chief Executive Officer’s performances in light of those goals and objectives and recommends to the Board the Chief Executive Officer’s compensation levels;
•
recommends to the Board the compensation of executive officers other than the Chief Executive Officer;
•
reports on executive compensation for inclusion in our company’s proxy statements;
•
reviews annually the Board compensation and makes related recommendations to the Board; and
•
reviews annually the Compensation Committee’s written charter and its performance and reports the same to the Board.

The Compensation Committee has the authority to retain special legal or other advisors or consultants as it deems necessary or appropriate to carry out its duties. The Compensation Committee is composed of Mr. Culhane (Chair), Mr. Dodd, and Mr. Osgood. The Compensation Committee held four meetings during fiscal 2024. Each member of the Compensation Committee is independent under applicable NASDAQ listing standards and a “non-employee director” as defined in Rule 16b-3 under the Exchange Act.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee identifies and recommends to our Board individuals qualified to become members of the Board, reviews and advises our Board with respect to corporate governance principals and policies, and oversees the annual evaluation of the Board’s effectiveness. Among other functions, the Nominating and Corporate Governance Committee:

•
identifies and evaluates qualified candidates to become members of our Board;
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recommends nominees for election as directors at the next annual meeting of stockholders (or special meeting of stockholders at which directors are to be elected);
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recommends candidates to fill vacancies on our Board;
•
makes recommendations to our Board regarding the membership of the committees of our Board;
•
considers, develops and recommends to our Board policies and procedures with respect to the nomination of directors and other corporate governance matters; and
•
oversees the evaluation of our Board.

The Nominating and Corporate Governance Committee has the authority to retain special legal or other advisors or consultants as it deems necessary or appropriate to carry out its duties. The Nominating and Corporate Governance Committee is composed of Mr. Osgood (chair), Ms. Schmeiser, and Mr. Fugate. The Nominating and Corporate Governance Committee held three meetings during fiscal 2024. Each member of the Nominating and Corporate Governance Committee is independent under applicable NASDAQ listing standards.

Director Nominations

The Nominating and Corporate Governance Committee makes recommendations to the full Board for nominations to fill vacancies on the Board and for selecting the management nominees for the directors to be elected by our stockholders at each annual meeting.

Director Qualifications

The Nominating and Corporate Governance Committee believes that new candidates for director should have certain minimum qualifications, including having the knowledge, capabilities, experience and contacts that complement those currently existing within our company; ability and qualifications to provide our management with an expanded opportunity to explore ideas, concepts and creative approaches to existing and future issues, and to guide management through the challenges and complexities of building a quality company; ability to meet contemporary public company board standards with respect to general governance; stewardship, depth of review, independence, financial certification, personal integrity and responsibility to stockholders; genuine desire and availability to participate actively in the development of our future; and an orientation toward maximizing stockholder value in realistic time frames. The Nominating and Corporate Governance Committee also intends to consider for new Board members such factors as ability to contribute strategically through relevant industry background and experience, on either the vendor or the end user side; strong current industry contacts; ability and willingness to introduce and open doors to executives of potential customers and partners; current employment as the Chief Executive Officer of an acoustic products, media, advertising, military or government supply company larger than our company; independence from our company and current Board members; and a recognizable name that would add credibility and value to our company and its stockholders. The Nominating and Corporate Governance Committee does not have a formal policy regarding diversity, but as described above considers a broad range of attributes and characteristics in identifying and evaluating nominees for election to the Board. The Nominating and Corporate Governance Committee views diversity broadly to include diversity of experience, skills and viewpoint in addition to more traditional diversity concepts. The Nominating and Corporate Governance Committee may modify these qualifications from time to time.

Evaluating Nominees for Director

The Nominating and Corporate Governance Committee reviews candidates for director nominees in the context of the current composition of our Board, our operating requirements and the long-term interests of stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee currently considers, among other factors, diversity, age, skills, and such other factors as it deems appropriate given the current needs of the Board and our company, to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews such directors’ overall service to our company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee must be independent, which determination is based upon applicable NASDAQ listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee intends to use a variety of means to compile a list of potential candidates, including recommendations from current Board members and executive officers and recommendations from shareholders. The Nominating and Corporate Governance Committee may also engage, if it deems appropriate, professional search firms and other advisors to assist it in identifying candidates for the Board. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the background and qualifications of possible candidates after considering the function and needs of our Board. The Nominating and Corporate Governance Committee meets to discuss and consider such candidates’ qualifications and then selects a nominee for recommendation to our Board by majority vote.

Stockholder Nominations

The Nominating and Corporate Governance Committee applies the same guidelines (described above) to stockholder nominees as applied to nominees from other sources. Any stockholder who wishes to recommend for the Nominating and Corporate Governance Committee or the Board’s consideration a prospective nominee to serve on the Board may do so by giving the candidate’s name and qualifications in writing to the Chair of the Nominating and Corporate Governance Committee at the following address: 16262 West Bernardo Drive, San Diego, California 92127.

Code of Business Conduct and Ethics

We have adopted a “Code of Business Conduct and Ethics,” a code of ethics that applies to all employees, including our executive officers. A copy of the Code of Business Conduct and Ethics is posted on our Internet site at www.genasys.com. In the event we make any amendments to, or grant any waivers of, a provision of the Code of Business Conduct and Ethics that applies to the principal executive officer, principal financial officer, or principal accounting officer that requires disclosure under applicable SEC rules, we intend to disclose such amendment or waiver and the reasons therefor on a Form 8-K or on our next periodic report.

PROPOSAL TWO

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2025. A representative of Baker Tilly US, LLP is expected to be present at the Annual Meeting. If present, the representative will have the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions. Stockholder ratification of the selection of Baker Tilly US, LLP is not required by our bylaws or otherwise. However, we are submitting the selection of Baker Tilly US, LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will consider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of our company and our stockholders.

The affirmative vote of a majority of the votes cast at the meeting, either in person or by proxy, is required to ratify the selection of Baker Tilly US, LLP. Abstentions and broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

Independent Registered Public Accountants Fees

The following table presents fees billed by Baker Tilly US, LLP, for professional services rendered for the fiscal years ended September 30, 2023 and 2024:

	Fiscal 2023	Fiscal 2024
Audit Fees (1)	$223,806	$375,407
Audit Related Fees (2)	83,290	35,100
Tax Fees (3)	2,200	—
All Other Fees (4)	—	—
Total	$309,296	$410,507

(1)
Audit Fees include fees and expenses for professional services rendered in connection with the audit of our financial statements for those years, reviews of the financial statements included in each of our quarterly reports on Form 10-Q during those years and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements.
(2)
Audit Related Fees consist of fees billed for assurance related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” Included in Audit Related Fees are fees and expenses related to reviews of SEC filings other than Forms 10-K and 10-Q.
(3)
Tax Fees include the aggregate fees paid by us during the fiscal year indicated for professional services for tax compliance, tax advice and tax planning.
(4)
All Other Fees consist of fees for products and services other than the services reported above. No such fees were billed by Baker Tilly US, LLP for fiscal 2023 or 2024.

Audit Committee Pre-Approval Policies and Procedures

All audit and non-audit services are pre-approved by the Audit Committee, which considers, among other things, the possible effect of the performance of such services on the registered public accounting firm’s independence. The Audit Committee pre-approves the annual engagement of the principal independent registered public accounting firm, including the performance of the annual audit and quarterly reviews for the subsequent fiscal year, and pre-approves specific engagements for tax services performed by such firm. The Audit Committee has also established pre-approval policies and procedures for certain enumerated audit and audit related services performed pursuant to the annual engagement agreement, including such firm’s attendance at and participation at Board and committee meetings; services of such firm associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings, such as comfort letters and consents; such firm’s assistance in responding to any SEC comment letters; and consultations with such firm as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, Public Company Accounting Oversight Board, Financial Accounting Standards Board, or other regulatory or standard-setting bodies. The Audit Committee is informed of each service performed pursuant to its pre-approval policies and procedures.

The Audit Committee has considered the role of Baker Tilly US, LLP in providing services to us for the fiscal year ended September 30, 2025 and has concluded that such services are compatible with such firm’s independence.

Our Board recommends a vote IN FAVOR of

the ratification of the selection of our independent registered public accounting firm.

PROPOSAL THREE

APPROVAL OF GENASYS INC. 2025 EQUITY INCENTIVE PLAN

On January 27, 2025, our Board of Directors approved the Genasys Inc. 2025 Equity Incentive Plan (the “2025 Plan”), subject to stockholder approval at the Annual Meeting. The 2025 Plan is the successor to our Amended and Restated 2015 Equity Incentive Plan (the “2015 Plan”). We are asking our stockholders to approve the 2025 Plan because the 2015 Plan expired in January 2025.

Overview

We believe that the adoption of the 2025 Plan is in the best interests of our company because of the continuing need to provide stock options and other equity-based incentives to attract, incentivize and retain qualified service providers and to respond to relevant market changes in equity compensation practices.

The use of equity compensation has historically been an important part of our overall compensation philosophy and is a practice that we plan to continue. The 2025 Plan will serve as an important part of this practice and is a critical component of the overall compensation package that we offer to retain and motivate our service providers. In addition, awards under the 2025 Plan will provide our service providers an opportunity to acquire or increase their ownership stake in our Company, and we believe this aligns their interests with those of our stockholders, creating strong incentives for our service providers to work hard for our future growth and success. If the 2025 Plan is not approved by our stockholders, we believe our ability to attract and retain the talent we need to compete in our industry would be seriously and negatively impacted, and this could affect our long-term success.

The 2025 Plan’s effectiveness is dependent on the approval of it by stockholders at the Annual Meeting. We are asking stockholders to approve the 2025 Plan because the 2015 Plan expired in January of 2025. If the 2025 Plan is approved, all outstanding stock awards granted under the 2015 Plan will continue to be subject to the terms and conditions as set forth in the agreements evidencing such stock awards and the terms of the applicable 2015 Plan, but no additional awards will be granted under the 2015 Plan.

Summary of our 2025 Equity Incentive Plan

The following is a summary of the principal provisions of the 2025 Plan, as proposed for approval. This summary does not purport to be a complete description of all of the provisions of the 2025 Plan. It is qualified in its entirety by reference to the full text of the 2025 Plan. A copy of the 2025 Plan is included as Appendix A to this proxy statement.

Description of the Material Features of the 2025 Plan

This section summarizes certain principal features of the 2025 Plan. The summary is qualified in its entirety by reference to the complete text of the 2025 Plan.

Eligibility and Administration

Employees (including officers), consultants, advisors and members of the Board (including non-employee directors) are eligible to participate in the 2025 Plan. As of January 27, 2025, there were approximately 210 employees, directors, and consultants, including two executive officers, and six non-employee directors that would have been eligible to receive awards under the 2025 Plan if the 2025 Plan had been effective as of that date. Since our executive officers and non-employee directors may participate in the 2025 Plan, each of our executive officers, non-employee directors and director nominees has an interest in this Proposal 3.

The Board or any of its committees, as directed by the Board (referred to collectively as the “Administrator”), will administer the 2025 Plan, subject to the limitations imposed under the 2025 Plan, Section 16 of the Exchange Act, stock exchange rules and other applicable laws. The Administrator will have the authority to take all actions and make all determinations under the 2025 Plan, to interpret the 2025 Plan and award agreements and to adopt, amend and repeal rules for the administration of the 2025 Plan as it deems advisable. The Administrator will also have the authority to determine which eligible service providers receive awards, grant awards and set the terms and conditions of all awards under the 2025 Plan, including any vesting and vesting acceleration provisions, subject to the conditions and limitations in the 2025 Plan.

Shares Available for Awards

The initial aggregate number of shares of our common stock that will be available for issuance under the 2025 Plan will be equal to the sum of (i) 6,000,000 shares of our common stock, which includes 5,057,285 new shares of our common stock plus 942,715 shares that were reserved under the 2015 Plan but were not granted prior to its expiration, and (ii) any shares which, as of the effective date of the 2025 Plan, are subject to awards under the 2015 Plan which, on or following the effective date of the 2025 Plan, become available for issuance pursuant to the 2025 Plan recycling provisions, described below.

If an award under the 2025 Plan or the 2015 Plan expires, lapses or is terminated, exchanged for or settled in cash, any shares subject to such award (or portion thereof) may, to the extent of such expiration, lapse, termination or cash settlement, be used again for new grants under the 2025 Plan. Shares tendered or withheld to satisfy the exercise price or tax withholding obligation for any award under the 2025 Plan or the 2015 Plan may, to the extent of such tender or withholding, be used for new grants under the 2025 Plan. Further, the payment of dividend equivalents in cash in conjunction with any awards under the 2025 Plan will not reduce the shares available for grant under the 2025 Plan.

Awards granted under the 2025 Plan upon the assumption of, or in substitution for, awards authorized or outstanding under a qualifying equity plan maintained by an entity with which we enter into a merger or similar corporate transaction will not reduce the shares available for grant under the 2025 Plan but will count against the maximum number of shares that may be issued upon the exercise of incentive stock options (“ISOs”).

The 2025 Plan provides that the sum of any cash compensation and the aggregate grant date fair value (determined as of the date of the grant under Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of all awards granted to a non-employee director as compensation for services as a non-employee director during any calendar year, or director limit, may not exceed an amount equal to $500,000 (which limits shall not apply to the compensation for any non-employee director who serves in any capacity in addition to that of a non-employee director for which he or she receives additional compensation).

Awards

The 2025 Plan provides for the grant of stock options, including ISOs and nonqualified stock options (“NSOs”), Stock Appreciation Rights (“SARs”), restricted stock, dividend equivalents, restricted stock units (“RSUs”) and other stock or cash based awards. Certain awards under the 2025 Plan may constitute or provide for payment of “nonqualified deferred compensation” under Section 409A of the Internal Revenue Code of 1986, as amended, which may impose additional requirements on the terms and conditions of such awards. All awards under the 2025 Plan will be evidenced by award agreements, which will detail the terms and conditions of awards, including any applicable vesting and payment terms and post-termination exercise limitations. Awards other than cash awards generally will be settled in shares of our common stock, but the applicable award agreement may provide for cash settlement of any award. A brief description of each award type follows.

•
Stock Options and SARs. Stock options provide for the purchase of shares of our common stock in the future at an exercise price set on the grant date. ISOs, in contrast to NSOs, may provide tax deferral beyond exercise and favorable capital gains tax treatment to their holders if certain holding period and other requirements of the Code are satisfied. SARs entitle their holder, upon exercise, to receive from us an amount equal to the appreciation of the shares subject to the award between the grant date and the exercise date. Unless otherwise determined by the board, the exercise price of a stock option or SAR may not be less than 100% of the fair market value of the underlying share on the grant date (or 110% in the case of ISOs granted to certain significant stockholders), except with respect to certain substitute awards granted in connection with a corporate transaction. The term of a stock option or SAR may not be longer than ten years (or five years in the case of ISOs granted to certain significant stockholders).
•
Restricted Stock. Restricted stock is an award of nontransferable shares of our common stock that are subject to certain vesting conditions and other restrictions.
•
RSUs. RSUs are contractual promises to deliver shares of our common stock in the future, which may also remain forfeitable unless and until specified conditions are met and may be accompanied by the right to receive the equivalent value of dividends paid on shares of our common stock prior to the delivery of the underlying shares (i.e., dividend equivalent rights). The Administrator may provide that the delivery of the shares underlying RSUs will be deferred on a mandatory basis or at the election of the participant. The terms and conditions applicable to RSUs will be determined by the Administrator, subject to the conditions and limitations contained in the 2025 Plan.
•
Other Stock or Cash Based Awards. Other stock or cash based awards are awards of cash, fully vested shares of our common stock and other awards valued wholly or partially by referring to, or otherwise based on, shares of our common stock. Other stock or cash based awards may be granted to participants and may also be available as a payment form in the settlement of other awards, as standalone payments and as payment in lieu of compensation to which a participant is otherwise entitled.
•
Dividend Equivalents. Dividend equivalents represent the right to receive the equivalent value of dividends paid on shares of our common stock and may be granted alone or in tandem with awards other than stock options or SARs. Dividend equivalents are credited as of the dividend record dates during the period between the date an award is granted and the date such award vests, is exercised, is distributed or expires, as determined by the Administrator. Dividend equivalents payable with respect to an award prior to the vesting of such award instead will be paid out to the participant only to the extent that the vesting conditions are subsequently satisfied and the award vests.

Certain Transactions

The Administrator has broad discretion to take action under the 2025 Plan, as well as make adjustments to the terms and conditions of existing and future awards, to prevent the dilution or enlargement of intended benefits and facilitate necessary or desirable changes in the event of certain transactions and events affecting our common stock, such as stock dividends, stock splits, mergers, acquisitions, consolidations and other corporate transactions. In addition, in the event of certain non-reciprocal transactions with our stockholders known as “equity restructurings,” the Administrator will make equitable adjustments to the 2025 Plan and outstanding awards. In the event of a change in control (as defined in the 2025 Plan), to the extent that the surviving entity declines to continue, convert, assume or replace outstanding awards, then all such awards will become fully vested and exercisable in connection with the transaction.

Repricing

The exercise price of an option or SAR may not be reduced (repriced) without first obtaining stockholder approval, except as provided above regarding certain transactions or to comply with applicable law.

Plan Amendment and Termination

The Administrator may amend or terminate the 2025 Plan at any time; however, no amendment, other than an amendment that increases the number of shares available under the 2025 Plan, may materially and adversely affect an award outstanding under the 2025 Plan without the consent of the affected participant, and stockholder approval will be obtained for any amendment to the extent necessary to comply with applicable laws. The 2025 Plan will remain in effect until the tenth anniversary of the date the Board adopted the 2025 Plan, unless earlier terminated. No awards may be granted under the 2025 Plan after its termination.

Foreign Participants, Claw-Back Provisions, Transferability and Participant Payments

The Administrator may modify award terms, establish subplans and/or adjust other terms and conditions of awards, subject to the share limits described above, in order to facilitate grants of awards subject to the laws and/or stock exchange rules of countries outside of the United States. All awards will be subject to any company clawback policy as set forth in such clawback policy or the applicable award agreement. Awards under the 2025 Plan are generally non-transferable, except by will or the laws of descent and distribution, or, subject to the Administrator’s consent, pursuant to a domestic relations order, and are generally exercisable only by the participant. With regard to tax withholding, exercise price and purchase price obligations arising in connection with awards under the 2025 Plan, the Administrator may, in its discretion, accept cash or check, shares of our common stock that meet specified conditions, a “market sell order” or such other consideration as it deems suitable.

The summary of the 2025 Plan provided above is a summary of the principal features of the 2025 Plan. This summary, however, does not purport to be a complete description of all of the provisions of the 2025 Plan. It is qualified in its entirety by references to the full text of the 2025 Plan. A copy of the 2025 Plan is attached as Appendix A to this Proxy Statement.

Material U.S. Federal Income Tax Consequences

The following is a general summary under current law of the principal United States federal income tax consequences related to awards under the 2025 Plan. This summary deals with the general federal income tax principles that apply and is provided only for general information. Some kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. This summary is not intended as tax advice to participants, who should consult their own tax advisors.

•
Non-Qualified Stock Options. If an optionee is granted an NSO under the 2025 Plan, the optionee should not have taxable income on the grant of the option. Generally, the optionee should recognize ordinary income at the time of exercise in an amount equal to the fair market value of the shares acquired on the date of exercise, less the exercise price paid for the shares. The optionee’s basis in our common stock for purposes of determining gain or loss on a subsequent sale or disposition of such shares generally will be the fair market value of our common stock on the date the optionee exercises such option. Any subsequent gain or loss will be taxable as a long-term or short-term capital gain or loss. Our subsidiaries or affiliates employing the optionee generally should be entitled to a federal income tax deduction at the time and for the same amount as the optionee recognizes ordinary income.
•
Incentive Stock Options. A participant receiving ISOs should not recognize taxable income upon grant. Additionally, if applicable holding period requirements are met, the participant should not recognize taxable income at the time of exercise. However, the excess of the fair market value of the shares of our common stock received over the option exercise price is an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an ISO is held for a minimum of two years from the date of grant and one year from the date of exercise and otherwise satisfies the ISO requirements, the gain or loss (in an amount equal to the difference between the fair market value on the date of disposition and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and we will not be entitled to any deduction. If the holding period requirements are not met, the ISO will be treated as one that does not meet the requirements of the Code for ISOs and the participant will recognize ordinary income at the time of the disposition equal to the excess of the amount realized over the exercise price, but not more than the excess of the fair market value of the shares on the date the ISO is exercised over the exercise price, with any remaining gain or loss being treated as capital gain or capital loss. We or our subsidiaries or affiliates generally are not entitled to a federal income tax deduction upon either the exercise of an ISO or upon disposition of the shares acquired pursuant to such exercise, except to the extent that the participant recognizes ordinary income on disposition of the shares.
•
Other Awards. The current federal income tax consequences of other awards authorized under the 2025 Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as NSOs; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant through a Section 83(b) election); RSUs, dividend equivalents and other stock or cash based awards are generally subject to tax at the time of payment. Our subsidiaries or affiliates generally should be entitled to a federal income tax deduction at the time and for the same amount as the optionee recognizes ordinary income.

Section 409A of the Code

Certain types of awards under the 2025 Plan may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless certain requirements set forth in Section 409A of the Code are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest, penalties and additional state taxes). To the extent applicable, the 2025 Plan and awards granted under the 2025 Plan are intended to be structured and interpreted in a manner intended to either comply with or be exempt from Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A of the Code. To the extent determined necessary or appropriate by the Administrator, the 2025 Plan and applicable award agreements may be amended to further comply with Section 409A of the Code or to exempt the applicable awards from Section 409A of the Code.

New Plan Benefits

Grants under the 2025 Plan will be made at the discretion of the Administrator and are not currently determinable. The value of the awards granted under the 2025 Plan will depend on a number of factors, including the fair market value of our common stock on future dates, the exercise decisions made by the participants and the extent to which any applicable performance goals necessary for vesting or payment are achieved.

Vote Required; Recommendation of the Board of Directors

The affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal is required to approve the Genasys Inc. 2025 Equity Incentive Plan. Abstentions will have the effect of votes against this proposal. Broker non-votes, if any, will have no effect on the results of this vote.

Our Board recommends a vote FOR
the approval of the Genasys Inc. 2025 Equity Incentive Plan.

PROPOSAL FOUR

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Consistent with the vote of our stockholders, our Board has determined to submit the approval of our executive compensation annually to our stockholders on a non-binding basis. This proposal, commonly known as a “say-on-pay” proposal, gives stockholders the opportunity to express their views on the compensation of our named executive officers. The vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers. Our executive compensation program received the support of stockholders holding 94.3% of our stock that was voted on the matter at our 2024 annual meeting of stockholders.

Our executive compensation program is designed to attract, motivate and retain a talented team of executives. We seek to accomplish this goal in a way that rewards performance that is aligned with our stockholders’ long-term interests. We believe that our executive compensation program satisfies this goal and is strongly aligned with the long-term interests of our stockholders.

In accordance with the requirements of Section 14A of the Exchange Act, we are including in this Proxy Statement a separate resolution, subject to a non-binding stockholder vote, to approve the compensation of our named executive officers as disclosed in this Proxy Statement. Accordingly, the following resolution is submitted for stockholder vote at the 2025 Annual Meeting:

“RESOLVED, that the stockholders of Genasys Inc. approve, on an advisory basis, the compensation of its named executive officers as disclosed in the tabular disclosure regarding named executive officer compensation and the accompanying narrative disclosure in the Proxy Statement for the 2025 Annual Meeting.”

As an advisory vote, this proposal is not binding. However, the Compensation Committee, which is responsible for designing and administering our executive compensation program, values the opinions expressed by stockholders in their vote on this proposal and will continue to consider the outcome of the vote when making future compensation decisions for named executive officers.

Our Board recommends that stockholders vote FOR the approval, on an advisory basis, of the compensation of our named executive officers, as disclosed in this Proxy Statement.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of our common stock as of January 28, 2025 by: (i) each director and nominee; (ii) each of the named executive officers reflected in the Summary Compensation Table; (iii) all of our executive officers and directors as a group; and (iv) all those known by us to be beneficial owners of more than five percent of our common stock. Unless otherwise indicated, the business address of each person named below is c/o Genasys Inc., 16262 West Bernardo Drive, San Diego, California 92127.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Class (1)
Common Stock	Integrity Wealth Advisors Inc.	6,654,818	(2)	14.8%
	196 S Fir Street, Suite 140
	Ventura, CA 93001
Common Stock	AWM Investment Company, Inc.	5,649,544	(3)	12.6%
	527 Madison Avenue, Suite 2600
	New York, New York 10022
Common Stock	Whitebox Advisors LLC,	3,068,182	(4)	6.8%
	Whitebox General Partner LLC
	3033 Excelsior Boulevard, Suite 500
	Minneapolis, MN 55416
Common Stock	Manatuck Hill Partners, LLC	2,359,606	(5)	5.3%
	1465 Post Road East
	Westport, Connecticut 06880
Common Stock	R. Rimmy Malhotra	1,732,813	(6)	3.9%
Common Stock	Richard S. Danforth	731,830	(7)	1.6%
Common Stock	Richard H. Osgood III	507,883	(7)	1.1%
Common Stock	Susan Lee Schmeiser	107,500	(7)	*
Common Stock	Dennis D. Klahn	97,866	(7)	*
Common Stock	Mark Culhane	70,000	(7)	*
Common Stock	William H. Dodd	59,159	(7)	*
Common Stock	W. Craig Fugate	23,654	(7)	*
	All directors and executive officers as a group (8 persons)	3,330,705	(7)	7.4%

* Less than 1%.

(1)
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as otherwise indicated below, this table is based on information supplied by officers, directors and principal stockholders. The inclusion in this table of such shares does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of, or receives the economic benefit of, such shares. Percentage of class is based on 44,929,634 shares of common stock outstanding on January 28, 2025, plus the number of shares of common stock that such person or group had the right to acquire within 60 days of January 28, 2025. Except as otherwise stated below, each of the named persons has sole voting and investment power with respect to the shares shown (subject to community property laws).
(2)
Based on information provided by Integrity Wealth Advisors Inc. in a Schedule 13G filed with the SEC on September 26, 2024, which reflected 6,654,818 shares of common stock over which Integrity Wealth Advisors Inc. has sole dispositive power over.
(3)
Based on information provided by the stockholder in a Form 4 filed with the SEC on November 5, 2024 and a Schedule 13G/A filed with the SEC on February 14, 2024, which reflected 5,749,544 shares of common stock held by the following entities: 2,734,416 shares owned by Special Situations Fund III QP, L.P., 617,086 shares owned by Special Situations Private Equity Fund, L.P., 318,285 shares held by Special Situations Technology Fund, L.P., and 1,979,757 shares held by Special Situations Technology Fund II, L.P. MGP Advisors Limited Partnership, or MGP, is the general partner of the Special Situations Fund III QP, L.P. and AWM Investment Company, Inc., or AWM, is the general partner of MGP. SST Advisers, L.L.C., or SSTA, is the general partner of the Special Situations Technology Fund, L.P. and Special Situations Technology Fund II, L.P. MG Advisers, L.L.C., or MG, is the general partner of the Special Situations Private Equity Fund, L.P. AWM is the investment adviser to Special Situations Fund III QP, L.P., Special Situations Technology Fund, L.P., Special Situations Technology Fund II, L.P. and Special Situations Private Equity Fund, L.P. Austin W. Marxe, David M. Greenhouse, and Adam L. Stettner are the principal owners of MGP, AWM, SSTA and MG, and are principally responsible for the selection, acquisition, voting and disposition of the portfolio securities by each investment adviser on behalf of its fund. Messrs. Marxe, Greenhouse, and Stettner share voting and dispositive power with respect to shares held by these stockholders.
(4)
Based on information provided by Whitebox Advisors LLC and Whitebox General Partner LLC in a Schedule 13G filed with the SEC on October 25, 2024, which reflected 3,068,182 shares of common stock over which Whitebox Advisors LLC and Whitebox General Partner LLC has sole dispositive power over. Currently these shares are represented by warrants which can be exercised at any time, but until such time are ineligible to vote, and in all case ineligible to vote at the Annual Meeting.
(5)
Based on information provided by the stockholder in a Schedule 13G/A filed with the SEC on February 13, 2024, which reflected 2,359,606 shares of common stock that Manatuck Hill Partners, LLC has shared voting and dispositive power over.
(6)
Includes 99,018 shares held by Mr. Malhotra directly, 5,000 shares issuable upon settlement of restricted stock units within 60 days of January 27, 2025, and 1,628,795 shares held indirectly through Nicoya Capital LLC, Nicoya Fund LLC and Nicoya Genasys-SPV LLC. Mr. Malhotra is the managing member of Nicoya Capital LLC, which is the managing member of the Nicoya Fund LLC and Nicoya Genasys-SPV LLC.
(7)
Includes the following shares issuable upon exercise of outstanding stock options or settlement of restricted stock units within 60 days of January 28, 2025: Mr. Dodd: 23,654; Mr. Osgood: 30,000; Ms. Schmeiser: 30,000; Mr. Culhane: 20,000; Mr. Danforth: 537,138; Mr. Fugate: 23,654; Mr. Klahn: 43,333 and all directors and officers as a group: 707,779.

EXECUTIVE COMPENSATION

Summary Compensation Table

The table below summarizes the total compensation paid or earned by our Chief Executive Officer and Chief Financial Officer for the fiscal years ended September 30, 2024 and 2023. We refer to each such person as a “named executive officer.”

Name and Principal Position	Fiscal Year	Salary	Bonus	Stock Awards		Option Awards		All Other Compensation	Total
Richard S. Danforth	2024	$437,091	—	—		$592,605	(1)	$14,454	$1,044,150
Chief Executive Officer	2023	$428,685	—	—		$224,000	(2)	$14,806	$667,491
Dennis D. Klahn	2024	$283,500	—	—		$75,321	(3)	$12,757	$371,578
Chief Financial Officer & Secretary	2023	$277,846	—	$120,000	(4)	—		$12,771	$410,617

(1)
In the year ended September 30, 2024, stock options subject to time vesting were granted with an aggregate grant date fair value of $592,605, computed in accordance with ASC 718, “Compensation-Stock Compensation”. Assumptions used in the calculation of these amounts are included in the notes to our audited financial statements for the fiscal year ended September 30, 2024, included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on December 13, 2024.
(2)
In the year ended September 30, 2023, stock options subject to performance conditions were granted with an aggregate grant date fair value of $1,216,000, computed in accordance with ASC 718, “Compensation-Stock Compensation”. This amount represents the highest level of achievement possible under the terms of the grant.
(3)
In the year ended September 30, 2024, stock options subject to time vesting were granted with an aggregate grant date fair value of $75,321, computed in accordance with ASC 718, “Compensation-Stock Compensation”. Assumptions used in the calculation of these amounts are included in the notes to our audited financial statements for the fiscal year ended September 30, 2024, included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on December 13, 2024.
(4)
The amounts for 2023 reflect the aggregate grant date fair value for restricted stock units granted during the fiscal year ended September 30, 2023, computed in accordance with ASC 718, “Compensation-Stock Compensation.” Assumptions used in the calculation of these amounts are included in the notes to our audited financial statements for the fiscal year ended September 30, 2023, included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on December 7, 2023.

No named executive officer received any form of non-cash compensation from us in the fiscal year ended September 30, 2024, or currently receives any such compensation, in excess of 10% of the total amount of annual salary and bonus reported for the named executive officer above.

Employment Arrangements

We have entered into the following employment arrangements with each of the named executive officers reflected in the Summary Compensation Table.

Mr. Richard S. Danforth We are parties to an employment agreement with Mr. Danforth pursuant to which he is employed as Chief Executive Officer and that provides for severance benefits including twelve months’ salary and health benefits, a pro-rata share of his annual cash bonus for the fiscal year in which the termination occurs to which he would have become entitled had he remained employed through the end of such fiscal year, and vesting of the stock options held by him that are subject to performance-based vesting based. The agreement also has a change of control clause whereby in the event of a specified termination event, the Chief Executive Officer would be entitled to receive in a single lump sum (a) an amount equal to two times the sum of his base salary then in effect and his then target annual cash bonus, (b) a pro-rata share of his annual cash bonus for such year and (c) the cost of his and his dependents’ coverage under COBRA for an 18-month period. In addition, in such event, all stock options held will vest on the date of termination.

Mr. Dennis D. Klahn We are parties to a letter agreement with Mr. Klahn pursuant to which he is employed as Chief Financial Officer. Under his letter agreement, Mr. Klahn receives an annual salary determined by the Compensation Committee and participates in bonus, benefit and other incentives at the discretion of the Compensation Committee. Mr. Klahn’s employment is not for a specified period or term of employment and is terminable at-will by us or by Mr. Klahn for any reason, with or without notice. Mr. Klahn is also entitled to participate in the Change in Control Severance Benefit Plan whereby in the event of a qualifying termination, he will be entitled to receive (a) a lump sum payment equal to twenty-four months’ base salary (less applicable tax and other withholdings), (b) a lump sum payment equal to the officer’s target bonus for the year in which the officer is terminated, (c) continuation of health benefits for twenty-four months and (d) accelerated vesting of any unvested stock options and other securities or similar incentives held at the time of termination.

Executive Officer and Employee Incentive Plan

On December 5, 2024, the Compensation Committee of our Board approved an incentive bonus plan for fiscal year 2025 designed to motivate our executive officers and key employees to achieve our financial objectives and to reward them for their achievements when our objectives are met. All of our named executive officers, as well as other key employees, will be entitled to participate in the incentive plan. Target bonus amounts vary based on a percentage of the employee’s base salary, which are 75% of base salary for Mr. Danforth, 50% of base salary for Mr. Klahn and range from 25% to 50% of base salary for other employees depending on their level of responsibility. A bonus payment will be made at three levels, including at 50% of target, at 100% of target and at 200% of target, depending upon the achievement by our company of specified performance goals established by the Compensation Committee. The Compensation Committee established performance targets for Mr. Danforth and Mr. Klahn based on our total product bookings, net revenues, operating income and operating cash flow during fiscal year 2024.

Outstanding Equity Awards at Fiscal Year-End

The following table contains information regarding unexercised options for each named executive officer outstanding as of September 30, 2024.

	Option Awards							Stock Awards
	Grant	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned	Option Exercise	Option Expiration	Number of Shares or Units of Stock That Have Not	Market Value of Shares or Units of Stock That Have Not
Name	Date	Exercisable	Unexercisable		Options (#)	Price ($)	Date	Vested (#)	Vested ($)
Richard S. Danforth	10/4/2019	187,138	—	(1)	212,862	$3.39	10/4/2026	—	—
	10/8/2022	100,000	100,000	(2)	—	$2.69	10/8/2029	—	—
	10/8/2022	—	400,000	(3)	—	$2.69	10/8/2029	—	—
	10/8/2022	—	400,000	(4)	—	$2.69	10/8/2029	—	—
	8/19/2024	150,000	300,000	(5)	—	$2.70	8/19/2031	—	—
Dennis Klahn	2/10/2022	—	—		—	—	—	3,333	$11,865	(6)
	2/14/2023	—	—		—	—	—	20,000	$71,200	(7)
	12/12/2023	—	90,000	(8)	—	$1.70	12/12/2030	—	—

(1)
The option is fully vested.
(2)
The option vests as to 1/2 of the shares on each anniversary of the date of grant of October 8, 2022, until fully vested.
(3)
The number of shares that vest is based on the achievement of certain performance criteria as determined on September 30, 2025.
(4)
The number of shares that vest is based on the achievement of certain performance criteria as determined on September 30, 2026.
(5)
The option vests as to 1/3 of the shares on September 30, 2024, and 1/3 of the shares on September 30, 2025 and 1/3 of the shares on September 30, 2026.
(6)
The restricted stock unit vests as to 1/3 of the shares on each anniversary of the date of grant of February 10, 2022, until fully vested.
(7)
The restricted stock unit vests as to 1/3 of the shares on each anniversary of the date of grant of February 14, 2023, until fully vested.
(8)
The option vests as to 1/3 of the shares on each anniversary of the date of grant of December 12, 2023, until fully vested.

We do not have any stock appreciation rights plans in effect and we have no long-term incentive plans, as those terms are defined in SEC regulations. We have no defined benefit or actuarial plans covering any named executive officer.

Potential Payments Upon Termination or Change-in-Control

Mr. Danforth’s employment agreement provides for payments and other benefits upon certain termination and change in control events as described above in “Employment Agreements.” We also have a Change in Control Severance Benefit Plan under which, in the event of a qualifying termination, a participating executive will be entitled to receive (a) a lump sum payment equal to twenty-four months’ base salary (less applicable tax and other withholdings), (b) a lump sum payment equal to the officer’s target bonus for the year in which the officer is terminated, (c) continuation of health benefits for twenty-four months and (d) accelerated vesting of any unvested stock options and other securities or similar incentives held at the time of termination. A qualifying termination under the Change in Control Severance Benefit Plan is any involuntary termination without cause or any voluntary termination for good reason, in each case occurring within three months before or twelve months after a change of control of our Company.

COMPENSATION OF DIRECTORS

The following table shows all the fees earned or cash paid during the fiscal year ended September 30, 2024 to our non-employee directors. No option or restricted stock awards, long-term incentive plan payouts or other types of payments, other than the amount identified in the chart below, were paid to these directors during the fiscal year ended September 30, 2024.

Director Compensation Fiscal Year 2024

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Total
Scott L. Anchin (2)	$20,000	$53,700	$73,700
Mark Culhane (3)	$7,500	$45,400	$52,900
William Dodd (4)	$10,000	$45,416	$55,416
Craig Fugate (4)	$10,000	$45,416	$55,416
Richard H. Osgood III	$30,000	$53,700	$83,700
Susan Lee Schmeiser	$30,000	$53,700	$83,700
Caltha Seymour (5)	$22,500	$53,700	$76,200

(1)
Reflects the aggregate grant date fair value for restricted stock units granted during the fiscal year ended September 30, 2024, computed in accordance with ASC 718, “Compensation-Stock Compensation.” Assumptions used in the calculation of these amounts are included in the notes to our audited financial statements for the fiscal year ended September 30, 2024, included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on December 13, 2024.
(2)
Mr. Anchin resigned from the Board, effective May 31, 2024.
(3)
Mr. Culhane joined the Board, effective July 10, 2024 and received a pro-rated initial RSU grant of 20,000 shares of common stock.
(4)
Mr. Dodd and Mr. Fugate joined the Board, effective June 1, 2024, and each received a pro-rated initial RSU grant of 23,654 shares of common stock.
(5)
Ms. Seymour resigned from the Board, effective July 1, 2024.

Each of our non-employee directors receives a grant of 30,000 restricted stock units annually on the date of our annual meeting of stockholders, subject to the overall director compensation limits set forth in the Amended Plan. Each of our non-employee directors also receives an annual cash retainer equal to $30,000, which is paid in equal quarterly installments and is prorated for partial year service. No additional amounts are payable for committee participation.

PAY VERSUS PERFORMANCE

The following table shows information about the relationship between compensation actually paid for our principal executive officer (PEO) and our non-PEO named executive officers (NEO) and certain financial performance of the Company for the fiscal years ending September 30, 2024 and September 30, 2023.

Year	Summary compensation table total for PEO (1)	Compensation actually paid to PEO (2)	Average summary compensation table total for non-PEO NEOs (3)	Average compensation actually paid to non-PEO NEOs (4)	Value of initial fixed $100 investment based on: Total shareholder return (5)	Net income (Loss)
2024	$1,044,150	$1,235,962	$371,578	$535,768	$177.11	$(31,730,000)
2023	$667,491	$553,491	$410,617	$352,584	$72.56	$(18,396,000)
2022	$828,008	$828,008	$470,776	$439,912	$38.80	$(16,212,000)
(1)
The dollar amounts reported are the amounts of total compensation reported for our PEO, Richard Danforth, in the Summary Compensation Table for fiscal years 2024, 2023 and 2022.
(2)
The dollar amounts reported represent the amount of “compensation actually paid”, as computed in accordance with SEC rules. The dollar amounts reported are the amounts of total compensation reported for Mr. Danforth during the applicable year after adjusting for the fair value of stock options granted under our Amended and Restated 2015 Equity Incentive Plan.

(3)
The dollar amounts reported are the average of the total compensation reported for our NEO, other than our PEO, Dennis Klahn, who served as Chief Financial Officer for fiscal years 2024, 2023 and 2022.
(4)
The dollar amounts reported represent the amount of “compensation actually paid”, as computed in accordance with SEC rules. The dollar amounts reported are the amounts of total compensation reported for Mr. Klahn during the applicable year after adjusting for the fair value of restricted stock units granted under our Amended and Restated 2015 Equity Incentive Plan.
(5)
Total shareholder return is calculated as the difference between the price of our common stock at the end of each fiscal year, represented by the closing trading price as of that date, compared to the price of our common stock at the beginning of the measurement period, represented by the closing trading price as of the last day of our 2021 fiscal year. No dividends were declared or paid during either of the fiscal years presented.

EQUITY COMPENSATION PLAN INFORMATION

At September 30, 2024, we had two equity incentive plans under which equity securities are or have been authorized for issuance to our employees, consultants or directors: the Amended and Restated 2015 Equity Incentive Plan and the 2005 Equity Incentive Plan. Each of these plans was approved by our stockholders. The following table sets forth information as of September 30, 2024.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	3,983,799	$2.84	1,952,840
Equity compensation plans not approved by security holders	—	—	—
Total	3,983,799	$2.84	1,952,840

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Ms. Caltha Seymour and Messrs. Anchin, Culhane, Dodd, and Osgood served on the Compensation Committee during the fiscal year 2024. None of the members of our Compensation Committee during the fiscal year ended September 30, 2024 are or were formerly officers or employees of our company. No executive officer of our company (1) served as a member of the compensation committee (or other committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on our Compensation Committee, (2) served as a director of another entity, one of whose executive officers served on our Compensation Committee, or (3) served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of our company.

REPORT OF THE AUDIT COMMITTEE

Introductory Note: The following report is not deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed soliciting material or filed under such acts.

The following is the report of the Audit Committee with respect to our audited financial statements for the fiscal year ended September 30, 2024.

The Audit Committee has reviewed and discussed the audited financial statements of Genasys Inc. with management. The Audit Committee has discussed with Baker Tilly US, LLP, our independent registered public accounting firm, the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees as adopted by the Public Company Accounting Oversight Board. The Audit Committee has also received written disclosures and the letter from Baker Tilly US, LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accounting firm’s communications with the audit committee concerning independence, and has discussed with Baker Tilly US, LLP its independence from our company.

The Audit Committee acts pursuant to the Audit Committee Charter adopted by the Board. Each of the members of the Audit Committee qualifies as an independent director under the current listing standards of the NASDAQ Stock Market.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that audited financial statements be included in our company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2024.

AUDIT COMMITTEE

Mark Culhane

Susan Lee Schmeiser

William H. Dodd

December 5, 2024

DELINQUENT SECTION 16(a) FILINGS

Section 16(a) of the Exchange Act requires our officers, directors and persons who own more than 10% of any class of our securities registered under Section 12(g) of the Exchange Act to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely on a review of copies of such reports furnished to us and written representations that no other reports were required during the fiscal year ended September 30, 2024, we believe that all persons subject to the reporting requirements pursuant to Section 16(a) filed the required reports on a timely basis with the SEC, other than a Form 4 filed by Richard Osgood on October 10, 2023, and a Form 4 filed by Dennis D. Klahn on February 15, 2024.

TRANSACTIONS WITH RELATED PERSONS

During the fiscal year ended September 30, 2024 there were no (and there are no currently proposed) transactions in which the amount involved exceeded the lesser of $120,000 or 1% of the average of total assets at year-end for the last two completed fiscal years to which we were (or are to be) a participant and in which any executive officer, director, nominee for director, 5% beneficial owner of our common stock or member of the immediate family of any of the foregoing persons had (or will have) a direct or indirect material interest.

STOCKHOLDER PROPOSALS

The deadline for submitting a stockholder proposal for inclusion in our proxy statement and form of proxy for our 2026 annual meeting of stockholders pursuant to Rule 14a-8 of the Securities and Exchange Commission is September 30, 2025.

Our bylaws also establish an advance notice procedure with respect to certain stockholder proposals and director nominations. If a stockholder wishes to have a stockholder proposal considered at our 2026 annual meeting, the stockholder must give timely notice of the proposal in writing to our Corporate Secretary. To be timely, a stockholder’s notice of the proposal must be delivered to, or mailed and received at our executive offices not earlier than December 17, 2025 and not later than January 16, 2026; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 days from the anniversary of the scheduled date of this year’s Annual Meeting, notice by the stockholder to be timely must be so received no earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or, in the event we first make public announcement of the date of such annual meeting fewer than 70 days prior to the date of such annual meeting, the close of business on the 10th day following the day on which we first make public announcement of the date of such meeting. The deadline for providing notice of a solicitation of proxies in support of director nominees other than our nominees for our 2026 annual meeting is Friday, January 16, 2026.

OTHER MATTERS

Other Matters Brought Before the Annual Meeting

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

Proxy Solicitation

We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of our company. No additional compensation will be paid to directors, officers or other regular employees for such services.

Householding of Proxy Materials

In some cases, stockholders holding their shares in a brokerage or bank account who share the same surname and address and have not given contrary instructions received only one copy of the proxy materials. This practice is designed to reduce duplicate mailings and save printing and postage costs. If you would like to have a separate copy of our annual report and/or proxy statement mailed to you or to receive separate copies of future mailings, please submit your request to the address or phone number that appears on your proxy card. We will deliver such additional copies promptly upon receipt of such request.

In other cases, stockholders receiving multiple copies at the same address may wish to receive only one. If you now receive more than one copy, and would like to receive only one copy, please submit your request to the address or phone number that appears on your proxy card. A copy of our Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended September 30, 2024 has been made available on-line or will be mailed upon request by our proxy service. Exhibits to the Form 10-K are available without charge upon written request to the Secretary at Genasys Inc., 16262 West Bernardo Drive, San Diego, California 92127.

Electronic Delivery of Proxy Materials and Annual Reports

If you are a stockholder of record, you may request and consent to electronic delivery of our future proxy materials and annual reports by following the instructions on your proxy card. If your shares are held in street name, please contact your broker, bank or other nominee and ask about the availability of electronic delivery. If you select electronic delivery, we will discontinue mailing the proxy materials and annual reports to you beginning next year and you will be sent an e-mail message notifying you of the Internet address or addresses where you may access the proxy materials and annual report. Your consent to electronic delivery will remain in effect until you revoke it. If you selected electronic delivery last year, we will not mail the materials to you this year and you will receive an e-mail message with the Internet address where you may access the proxy materials and annual report for the current year.

Additional Documentation

A copy of our Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended September 30, 2024 has been made available on-line or will be mailed upon request by our proxy service. Exhibits to the Form 10-K are available without charge upon written request to the Secretary at Genasys Inc., 16262 West Bernardo Drive, San Diego, California 92127.

Accommodations for Attendance at the Annual Meeting

Any stockholder or stockholder’s representative who, because of a disability, may need special assistance or accommodation to allow him or her to participate at the Annual Meeting may request reasonable assistance or accommodation from us by contacting the Secretary at Genasys Inc., 16262 West Bernardo Drive, San Diego, California 92127 or at (858) 676-1112. To provide us sufficient time to arrange for reasonable assistance or accommodation, please submit all requests by March 4, 2025.

IMPORTANT

Your vote is very important no matter how many shares you own. If your shares are held in your own name, please sign, date and return the enclosed proxy card in the postage-paid envelope provided or submit your proxy by telephone or the internet. Instructions regarding telephone and internet voting are included on the proxy card (or, if applicable, your electronic delivery notice). If your shares are held in “street name,” you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares. You may provide instructions to your bank, nominee or other institution over the internet or by telephone if your broker, bank, nominee or other institution offers these options, or you may return the proxy card to your broker, bank, nominee or other institution and contact the person responsible for your account to ensure that a proxy is voted on your behalf.

*****

Whether you intend to be present at the Annual Meeting or not, we urge you to vote your shares promptly.

By Order of the Board of Directors Richard H. Osgood III Chairman of the Board

January 28, 2025

Appendix a

GENASYS INC.

2025 Equity INCENTIVE PLAN

ARTICLE I

Purpose

The Plan’s purpose is to enhance the Company’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing these individuals with equity ownership opportunities. Capitalized terms used in the Plan are defined in Article XI.

ARTICLE II

Eligibility

Service Providers are eligible to be granted Awards under the Plan, subject to the limitations described herein.

ARTICLE III

Administration and Delegation
3.1
Administration. The Plan is administered by the Administrator. The Administrator has authority to determine which Service Providers receive Awards, grant Awards and set Award terms and conditions, subject to the conditions and limitations in the Plan. The Administrator also has the authority to take all actions and make all determinations under the Plan, to interpret the Plan and Award Agreements and to adopt, amend and repeal Plan administrative rules, guidelines and practices as it deems advisable. The Administrator may correct defects and ambiguities, supply omissions and reconcile inconsistencies in the Plan or any Award Agreement as it deems necessary or appropriate to administer the Plan and any Awards. The Administrator’s determinations under the Plan are in its sole discretion and will be final and binding on all persons having or claiming any interest in the Plan or any Award.
3.2
Appointment of Committees. To the extent Applicable Laws permit, the Board may delegate any or all of its powers under the Plan to one or more Committees or officers of the Company or any of its Subsidiaries. The Board may abolish any Committee or re-vest in itself any previously delegated authority at any time.
ARTICLE IV

Stock Available for Awards
4.1
Number of Shares. Subject to adjustment under Article VIII and the terms of this Article IV, Awards may be made under the Plan covering up to the Overall Share Limit. As of the Plan’s effective date, the Company will cease granting awards under the Prior Plan; however, Prior Plan Awards will remain subject to the terms of the Prior Plan. Shares issued under the Plan may consist of authorized but unissued Shares, Shares purchased on the open market or treasury Shares.
4.2
Share Recycling. If all or any part of an Award or Prior Plan Award expires, lapses or is terminated, exchanged for or settled in cash, surrendered, repurchased, canceled without having been fully exercised or forfeited, in any case, in a manner that results in the Company acquiring Shares covered by the Award or Prior Plan Award at a price not greater than the price (as adjusted to reflect any Equity

Restructuring) paid by the Participant for such Shares or not issuing any Shares covered by the Award or Prior Plan Award, the unused Shares covered by the Award or Prior Plan Award will, as applicable, become or again be available for Award grants under the Plan. Further, Shares delivered (either by actual delivery or attestation) to the Company by a Participant to satisfy the applicable exercise or purchase price of an Award or Prior Plan Award and/or to satisfy any applicable tax withholding obligation (including Shares retained by the Company from the Award or Prior Plan Award being exercised or purchased and/or creating the tax obligation) will, as applicable, become or again be available for Award grants under the Plan. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards or Prior Plan Awards shall not count against the Overall Share Limit.
4.3
Incentive Stock Option Limitations. Notwithstanding anything to the contrary herein, no more than 2,000,000 Shares may be issued pursuant to the exercise of Incentive Stock Options.
4.4
Substitute Awards. In connection with an entity’s merger or consolidation with the Company or the Company’s acquisition of an entity’s property or stock, the Administrator may grant Awards in substitution for any options or other stock or stock-based awards granted before such merger or consolidation by such entity or its affiliate. Substitute Awards may be granted on such terms as the Administrator deems appropriate, notwithstanding limitations on Awards in the Plan. Substitute Awards will not count against the Overall Share Limit (nor shall Shares subject to a Substitute Award be added to the Shares available for Awards under the Plan as provided above), except that Shares acquired by exercise of substitute Incentive Stock Options will count against the maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options under the Plan. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by the acquired company’s stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan (and Shares subject to such Awards shall not be added to the Shares available for Awards under the Plan as provided above); provided that Awards using such available shares shall not be made after the latest date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employees or directors prior to such acquisition or combination.
4.5
Non-Employee Director Compensation. Notwithstanding any provision to the contrary in the Plan, the Administrator may establish compensation for non-employee Directors from time to time, subject to the limitations in the Plan. The Administrator will from time to time determine the terms, conditions and amounts of all such non-employee Director compensation in its discretion and pursuant to the exercise of its business judgment, taking into account such factors, circumstances and considerations as it shall deem relevant from time to time, provided that, the sum of any cash compensation, or other compensation, and the value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of Awards granted to a non-employee Director as compensation for services as a non-employee Director during any calendar year of the Company may not exceed $500,000 (which limit shall not apply to the compensation for any non-employee Director of the Company who serves in any capacity in addition to that of a non-employee Director for which he or she receives additional compensation or any compensation paid to any non-employee Director during the calendar year in which the effective date occurs). The Administrator may make exceptions to this limit for individual non-employee Directors in extraordinary circumstances, as the Administrator may determine in its discretion, provided that the non-employee Director receiving such additional compensation may not participate in the decision to award such compensation or in other contemporaneous compensation decisions involving non-employee Directors.
ARTICLE V

Stock Options and Stock Appreciation Rights
5.1
General. The Administrator may grant Options or Stock Appreciation Rights to Service Providers subject to the limitations in the Plan, including any limitations in the Plan that apply to Incentive Stock Options. The Administrator will determine the number of Shares covered by each Option and Stock Appreciation Right, the exercise price of each Option and Stock Appreciation Right and the conditions and limitations applicable to the exercise of each Option and Stock Appreciation Right. A Stock Appreciation Right will entitle the Participant (or other person entitled to exercise the Stock Appreciation Right) to receive from the Company upon exercise of the exercisable portion of the Stock Appreciation Right an amount determined by multiplying the excess, if any, of the Fair Market Value of one Share on the date of exercise over the exercise price per Share of the Stock Appreciation Right by the number of Shares with respect to which the Stock Appreciation Right is exercised, subject to any limitations of the Plan or that the Administrator may impose and payable in cash, Shares valued at Fair Market Value or a combination of the two as the Administrator may determine or provide in the Award Agreement.
5.2
Exercise Price. The Administrator will establish each Option’s and Stock Appreciation Right’s exercise price and specify the exercise price in the Award Agreement. The exercise price will not be less than 100% of the Fair Market Value on the grant date of the Option (subject to Section 5.6) or Stock Appreciation Right. Notwithstanding the foregoing, in the case of an Option or a Stock Appreciation Right that is a Substitute Award, the exercise price per share of the Shares subject to such Option or Stock Appreciation Right, as applicable, may be less than the Fair Market Value per share on the date of grant; provided that the exercise price of any Substitute Award shall be determined in accordance with the applicable requirements of Sections 424 and 409A of the Code.
5.3
Duration. Each vested Option or Stock Appreciation Right will be exercisable at such times and as specified in the Award Agreement, provided that the term of an Option or Stock Appreciation Right will not exceed ten years. Notwithstanding the foregoing, if the Participant, prior to the end of the term of an Option or Stock Appreciation Right, violates the non-competition, non-solicitation, confidentiality or other similar restrictive covenant provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company or any of its Subsidiaries, the right of the Participant and the Participant’s transferees to exercise any Option or Stock Appreciation Right issued to the Participant shall terminate immediately upon such violation, unless the Company otherwise determines.
5.4
Exercise. Vested Options and Stock Appreciation Rights may be exercised by delivering to the Company a written notice of exercise, in a form the Administrator approves (which may be electronic), signed by the person authorized to exercise the Option or Stock Appreciation Right, together with, as applicable, payment in full (i) as specified in Section 5.5 for the number of Shares for which the Award is exercised and (ii) as specified in Section 9.5 for any applicable taxes. Unless the Administrator otherwise determines, an Option or Stock Appreciation Right may not be exercised for a fraction of a Share.
5.5
Payment Upon Exercise. Subject to Section 10.8, any Company insider trading policy (including blackout periods) and Applicable Laws, the exercise price of an Option must be paid by:

(a)
cash, wire transfer of immediately available funds or by check payable to the order of the Company, provided that the Company may limit the use of one of the foregoing payment forms if one or more of the payment forms below is permitted;
(b)
if there is a public market for Shares at the time of exercise, unless the Company otherwise determines, (A) delivery (including electronically or telephonically to the extent permitted by the Company) of an irrevocable and unconditional undertaking by a broker acceptable to the Company to deliver promptly to the Company sufficient funds to pay the exercise price, or (B) the Participant’s delivery to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company cash or a check sufficient to pay the exercise price; provided that such amount is paid to the Company at such time as may be required by the Administrator;
(c)
to the extent permitted by the Administrator, delivery (either by actual delivery or attestation) of Shares owned by the Participant valued at their Fair Market Value;
(d)
to the extent permitted by the Administrator, surrendering Shares then issuable upon the Option’s exercise valued at their Fair Market Value on the exercise date;
(e)
to the extent permitted by the Administrator, delivery of a promissory note or any other property that the Administrator determines is good and valuable consideration; or
(f)
to the extent permitted by the Company, any combination of the above payment forms approved by the Administrator.
5.6
Additional Terms of Incentive Stock Options. The Administrator may grant Incentive Stock Options only to employees of the Company, any of its present or future parent or subsidiary corporations, as defined in Sections 424(e) or (f) of the Code, respectively, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code. If an Incentive Stock Option is granted to a Greater Than 10% Stockholder, the exercise price will not be less than 110% of the Fair Market Value on the Option’s grant date, and the term of the Option will not exceed five years. All Incentive Stock Options will be subject to and construed consistently with Section 422 of the Code. By accepting an Incentive Stock Option, the Participant agrees to give prompt notice to the Company of dispositions or other transfers (other than in connection with a Change in Control) of Shares acquired under the Option made within (i) two years from the grant date of the Option or (ii) one year after the transfer of such Shares to the Participant, specifying the date of the disposition or other transfer and the amount the Participant realized, in cash, other property, assumption of indebtedness or other consideration, in such disposition or other transfer. Neither the Company nor the Administrator will be liable to a Participant, or any other party, if an Incentive Stock Option fails or ceases to qualify as an “incentive stock option” under Section 422 of the Code. Any Incentive Stock Option or portion thereof that fails to qualify as an “incentive stock option” under Section 422 of the Code for any reason, including becoming exercisable with respect to Shares having a fair market value exceeding the $100,000 limitation under Treasury Regulation Section 1.422-4, will be a Non-Qualified Stock Option.
ARTICLE VI

Restricted Stock; Restricted Stock Units
6.1
General. The Administrator may grant Restricted Stock, or the right to purchase Restricted Stock, to any Service Provider, subject to the Company’s right to repurchase all or part of such shares of Restricted Stock at their issue price or other stated or formula price from the Participant (or to require forfeiture of such shares of Restricted Stock) if conditions the Administrator specifies in the Award Agreement are not satisfied before the end of the applicable restriction period or periods that the

Administrator establishes for such Award. In addition, the Administrator may grant to Service Providers Restricted Stock Units, which may be subject to vesting and forfeiture conditions during the applicable restriction period or periods, as set forth in an Award Agreement. The Administrator will determine and set forth in the Award Agreement the terms and conditions for each Restricted Stock and Restricted Stock Unit Award, subject to the conditions and limitations contained in the Plan.
6.2
Restricted Stock.
(a)
Dividends. Participants holding shares of Restricted Stock will be entitled to all ordinary cash dividends paid with respect to such Shares, unless the Administrator provides otherwise in the Award Agreement. In addition, unless the Administrator provides otherwise, if any dividends or distributions are paid in Shares, or consist of a dividend or distribution to holders of Common Stock of property other than an ordinary cash dividend, the Shares or other property will be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid. Notwithstanding anything to the contrary herein, unless otherwise determined by the Administrator, with respect to any award of Restricted Stock, dividends which are declared on Shares of Restricted Stock prior to vesting of such Shares shall be accrued and not paid until the vesting conditions for such Shares are subsequently satisfied. If a Participants forfeits any Shares of Restricted Stock, they also forfeit the dividends accrued but not paid on such Shares. All such dividend payments will be made no later than March 15 of the calendar year following the calendar year in which the right to the dividend payment becomes nonforfeitable.
(b)
Stock Certificates. The Company may require that the Participant deposit in escrow with the Company (or its designee) any stock certificates issued in respect of shares of Restricted Stock, together with a stock power endorsed in blank.
6.3
Restricted Stock Units.
(a)
Settlement. The Administrator may provide in an Award Agreement that settlement of Restricted Stock Units will occur upon or as soon as reasonably practicable after the Restricted Stock Units vest or will instead be deferred, on a mandatory basis or at the Participant’s election, in a manner intended to comply with Section 409A.
(b)
Stockholder Rights. A Participant will have no rights of a stockholder with respect to Shares subject to any Restricted Stock Unit unless and until the Shares are delivered in settlement of the Restricted Stock Unit.
ARTICLE VII

Other Stock or Cash Based Awards; Dividend Equivalents
7.1
Other Stock or Cash Based Awards. Other Stock or Cash Based Awards may be granted to Participants, including Awards entitling Participants to receive Shares to be delivered in the future and including annual or other periodic or long-term cash bonus awards (whether based on specified Performance Criteria or otherwise), in each case subject to any conditions and limitations in the Plan. Such Other Stock or Cash Based Awards will also be available as a payment form in the settlement of other Awards, as standalone payments and as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock or Cash Based Awards may be paid in Shares, cash or other property, as the Administrator determines. Subject to the provisions of the Plan, the Administrator will determine the terms and conditions of each Other Stock or Cash Based Award, including any purchase price, performance goal (which may be based on the Performance Criteria), transfer restrictions, and vesting conditions, which will be set forth in the applicable Award Agreement.

7.2
Dividend Equivalents. A grant of Restricted Stock Units or Other Stock or Cash Based Award may provide a Participant with the right to receive Dividend Equivalents, and no Dividend Equivalents shall be payable with respect to Options or Stock Appreciation Rights. Dividend Equivalents may be paid currently or credited to an account for the Participant, settled in cash or Shares and subject to the same restrictions on transferability and forfeitability as the Award with to which the Dividend Equivalents are paid and subject to other terms and conditions as set forth in the Award Agreement. Notwithstanding anything to the contrary herein, unless otherwise determined by the Administrator, Dividend Equivalents with respect to an Award shall only be paid out to a Participant to the extent that the vesting conditions are subsequently satisfied. All such Dividend Equivalent payments will be made no later than March 15 of the calendar year following the calendar year in which the right to the Dividend Equivalent payment becomes nonforfeitable, unless determined otherwise by the Administrator or unless deferred in a manner intended to comply with Section 409A.
ARTICLE VIII

Adjustments for Changes in Common Stock and Certain Other Events
8.1
Equity Restructuring. In connection with any Equity Restructuring, notwithstanding anything to the contrary in this Article VIII, the Administrator will equitably adjust each outstanding Award as it deems appropriate to reflect the Equity Restructuring, which may include adjusting the number and type of securities subject to each outstanding Award and/or the Award’s exercise price or grant price (if applicable), granting new Awards to Participants, and making a cash payment to Participants. The adjustments provided under this Section 8.1 will be nondiscretionary and final and binding on the affected Participant and the Company; provided that the Administrator in its sole discretion will determine whether an adjustment is equitable.
8.2
Corporate Transactions. In the event of any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), reorganization, merger, consolidation, combination, amalgamation, repurchase, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or sale or exchange of Common Stock or other securities of the Company, Change in Control, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, other similar corporate transaction or event, other unusual or nonrecurring transaction or event affecting the Company or its financial statements or any change in any Applicable Laws or accounting principles, the Administrator, on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event (except that action to give effect to a change in Applicable Law or accounting principles may be made within a reasonable period of time after such change) is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to (x) prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award granted or issued under the Plan, (y) to facilitate such transaction or event or (z) give effect to such changes in Applicable Laws or accounting principles:
(a)
To provide for the cancellation of any such Award in exchange for either an amount of cash or other property with a value equal to the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights under the vested portion of such Award, as applicable; provided that, if the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights, in any case, is equal to or less than zero, then the Award may be terminated without payment; and provided further that, Awards held by members of the Board will be settled in Shares on or immediately prior to the applicable event if the Administrator takes action under this clause (a);

(b)
To provide that such Award shall vest and, to the extent applicable, be exercisable as to all Shares covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Award;
(c)
To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and/or applicable exercise or purchase price, in all cases, as determined by the Administrator;
(d)
To make adjustments in the number and type of Shares (or other securities or property) subject to outstanding Awards and/or with respect to which Awards may be granted under the Plan (including, but not limited to, adjustments of the limitations in Article IV hereof on the maximum number and kind of shares which may be issued) and/or in the terms and conditions of (including the grant or exercise price or applicable performance goals), and the criteria included in, outstanding Awards;
(e)
To replace such Award with other rights or property selected by the Administrator; and/or
(f)
To provide that the Award will terminate and cannot vest, be exercised or become payable after the applicable event.
8.3
Effect of Non-Assumption in a Change in Control. Notwithstanding the provisions of Section 8.2, if a Change in Control occurs and a Participant’s Awards are not continued, converted, assumed, or replaced with a substantially similar award by (a) the Company, or (b) a successor entity or its parent or subsidiary (an “Assumption”), and provided that the Participant has not had a Termination of Service, then, immediately prior to the Change in Control, such Awards shall become fully vested, exercisable and/or payable, as applicable, and all forfeiture, repurchase and other restrictions on such Awards shall lapse, in which case, such Awards shall be canceled upon the consummation of the Change in Control in exchange for the right to receive the Change in Control consideration payable to other holders of Common Stock (i) which may be on such terms and conditions as apply generally to holders of Common Stock under the Change in Control documents (including, without limitation, any escrow, earn-out or other deferred consideration provisions) or such other terms and conditions as the Administrator may provide, and (ii) determined by reference to the number of Shares subject to such Awards and net of any applicable exercise price; provided that to the extent that any Awards constitute “nonqualified deferred compensation” that may not be paid upon the Change in Control under Section 409A without the imposition of taxes thereon under Section 409A, the timing of such payments shall be governed by the applicable Award Agreement (subject to any deferred consideration provisions applicable under the Change in Control documents); and provided, further, that if the amount to which a Participant would be entitled upon the settlement or exercise of such Award at the time of the Change in Control is equal to or less than zero, then such Award may be terminated without payment. An Award will be considered replaced with a comparable award if the Award is exchanged for an amount of cash or other property with a value equal to the amount that could have been obtained upon the settlement of such Award in such Change in Control (as determined by the Administrator), even if such cash or other property payable with respect to the unvested portion of such Award remains subject to similar vesting provisions following such Change in Control. Notwithstanding the foregoing, the Administrator will have full and final authority to determine whether an Assumption of an Award has occurred in connection with a Change in Control.
8.4
Administrative Stand Still. In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other extraordinary transaction or change affecting the Shares or the Share price, including any Equity Restructuring or any securities offering or other similar transaction, for administrative convenience, the Administrator may refuse to permit the exercise of any Award for up to sixty days before or after such transaction.
8.5
General. Except as expressly provided in the Plan or the Administrator’s action under the Plan, no Participant will have any rights due to any subdivision or consolidation of Shares of any class, dividend payment, increase or decrease in the number of Shares of any class or dissolution, liquidation, merger, or consolidation of the Company or other corporation. Except as expressly provided with respect to an Equity Restructuring under Section 8.1 above or the Administrator’s action under the Plan, no issuance by the Company of Shares of any class, or securities convertible into Shares of any class, will affect, and no adjustment will be made regarding, the number of Shares subject to an Award or the Award’s grant or exercise price. The existence of the Plan, any Award Agreements and the Awards granted hereunder will not affect or restrict in any way the Company’s right or power to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger, consolidation dissolution or liquidation of the Company or sale of Company assets or (iii) any sale or issuance of securities, including securities with rights superior to those of the Shares or securities convertible into or exchangeable for Shares. The Administrator may treat Participants and Awards (or portions thereof) differently under this Article VIII.
ARTICLE IX

General Provisions Applicable to Awards
9.1
Transferability. Except as the Administrator may determine or provide in an Award Agreement or otherwise for Awards other than Incentive Stock Options, Awards may not be sold, assigned, transferred, pledged or otherwise encumbered, either voluntarily or by operation of law, except by will or the laws of descent and distribution, or, subject to the Administrator’s consent, pursuant to a domestic relations order, and, during the life of the Participant, will be exercisable only by the Participant (or if incapacitated, by the Participant’s legal representative as determined by Section 9.4). References to a Participant, to the extent relevant in the context, will include references to a Participant’s authorized transferee that the Administrator specifically approves.
9.2
Documentation. Each Award will be evidenced by an Award Agreement, which may be written or electronic, as the Administrator determines. Each Award may contain terms and conditions in addition to those set forth in the Plan.
9.3
Discretion. Except as the Plan otherwise provides, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award to a Participant need not be identical, and the Administrator need not treat Participants or Awards (or portions thereof) uniformly.
9.4
Termination of Status. The Administrator will determine how the disability, death, retirement, authorized leave of absence or any other change or purported change in a Participant’s Service Provider status affects an Award and the extent to which, and the period during which, the Participant, the Participant’s legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award, if applicable.
9.5
Withholding. Each Participant must pay the Company, or make provision satisfactory to the Administrator for payment of, any taxes required by law to be withheld in connection with such Participant’s Awards by the date of the event creating the tax liability. The Company may deduct an amount sufficient to satisfy such tax obligations based on the applicable statutory withholding rates (or such other rate as may be determined by the Company after considering any accounting consequences or costs) from any payment of any kind otherwise due to a Participant. In the absence of a contrary determination by the Company (or, with respect to withholding pursuant to clause (ii) below with respect to Awards held by individuals subject to Section 16 of the Exchange Act, a contrary determination by the Administrator), all tax withholding obligations will be calculated based on the minimum applicable statutory withholding rates. Subject to Section 10.8 and any Company insider trading policy (including blackout periods), Participants may satisfy such tax obligations (i) in cash, by wire transfer of immediately available funds, by check made payable to the order of the Company, provided that the Company may limit the use of any of the foregoing payment forms if one or more of the payment forms below is permitted, (ii) to the extent permitted by the Administrator, in whole or in part by delivery of Shares, including Shares delivered by attestation and Shares retained from the Award creating the tax obligation, valued at their Fair Market Value on the date of delivery, (iii) if there is a public market for Shares at the time the tax obligations are satisfied, unless the Company otherwise determines, (A) delivery (including electronically or telephonically to the extent permitted by the Company) of an irrevocable and unconditional undertaking by a broker acceptable to the Company to deliver promptly to the Company sufficient funds to satisfy the tax obligations, or (B) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company cash or a check sufficient to satisfy the tax withholding; provided that such amount is paid to the Company at such time as may be required by the Administrator, or (iv) to the extent permitted by the Company, any combination of the foregoing payment forms approved by the Administrator. Notwithstanding any other provision of the Plan, the number of Shares which may be so delivered or retained pursuant to clause (ii) of the immediately preceding sentence shall be limited to the number of Shares which have a Fair Market Value on the date of delivery or retention no greater than the aggregate amount of such liabilities based on the maximum individual statutory tax rate in the applicable jurisdiction at the time of such withholding (or such other rate as may be required to avoid the liability classification of the applicable award under generally accepted accounting principles in the United States of America)); provided, however, to the extent such Shares were acquired by Participant from the Company as compensation, the Shares must have been held for the minimum period required by applicable accounting rules to avoid a charge to the Company’s earnings for financial reporting purposes; provided, further, that, any such Shares delivered or retained shall be rounded up to the nearest whole Share to the extent rounding up to the nearest whole Share does not result in the liability classification of the applicable Award under generally accepted accounting principles in the United States of America. If any tax withholding obligation will be satisfied under clause (ii) above by the Company’s retention of Shares from the Award creating the tax obligation and there is a public market for Shares at the time the tax obligation is satisfied, the Company may elect to instruct any brokerage firm determined acceptable to the Company for such purpose to sell on the applicable Participant’s behalf some or all of the Shares retained and to remit the proceeds of the sale to the Company or its designee, and each Participant’s acceptance of an Award under the Plan will constitute the Participant’s authorization to the Company and instruction and authorization to such brokerage firm to complete the transactions described in this sentence.
9.6
Amendment of Award; Repricing. The Administrator may amend, modify or terminate any outstanding Award, including by substituting another Award of the same or a different type, changing the exercise or settlement date, and converting an Incentive Stock Option to a Non-Qualified Stock Option. The Participant’s consent to such action will be required unless (i) the action, taking into account any related action, does not materially and adversely affect the Participant’s rights under the Award, or (ii) the change is permitted under Article VIII or pursuant to Section 10.6.
9.7
Conditions on Delivery of Stock. The Company will not be obligated to deliver any Shares under the Plan or remove restrictions from Shares previously delivered under the Plan until (i) all Award conditions have been met or removed to the Company’s satisfaction, (ii) as determined by the Company, all other legal matters regarding the issuance and delivery of such Shares have been satisfied, including any applicable securities laws and stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Administrator deems necessary or appropriate to satisfy any Applicable Laws. The Company’s inability to obtain authority from any regulatory body having jurisdiction, which the Administrator determines is necessary to the lawful issuance and sale of any securities, will relieve the Company of any liability for failing to issue or sell such Shares as to which such requisite authority has not been obtained.
9.8
Acceleration. The Administrator may at any time provide that any Award will become immediately vested and fully or partially exercisable, free of some or all restrictions or conditions, or otherwise fully or partially realizable.
9.9
Cash Settlement. Without limiting the generality of any other provision of the Plan, the Administrator may provide, in an Award Agreement or subsequent to the grant of an Award, in its discretion, that any Award may be settled in cash, Shares or a combination thereof.
9.10
Broker-Assisted Sales. In the event of a broker-assisted sale of Shares in connection with the payment of amounts owed by a Participant under or with respect to the Plan or Awards, including amounts to be paid under the final sentence of Section 9.5: (a) any Shares to be sold through the broker-assisted sale will be sold on the day the payment first becomes due, or as soon thereafter as practicable; (b) such Shares may be sold as part of a block trade with other Participants in the Plan in which all participants receive an average price; (c) the applicable Participant will be responsible for all broker’s fees and other costs of sale, and by accepting an Award, each Participant agrees to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale; (d) to the extent the Company or its designee receives proceeds of such sale that exceed the amount owed, the Company will pay such excess in cash to the applicable Participant as soon as reasonably practicable; (e) the Company and its designees are under no obligation to arrange for such sale at any particular price; and (f) in the event the proceeds of such sale are insufficient to satisfy the Participant’s applicable obligation, the Participant may be required to pay immediately upon demand to the Company or its designee an amount in cash sufficient to satisfy any remaining portion of the Participant’s obligation.
ARTICLE X

Miscellaneous
10.1
No Right to Employment or Other Status. No person will have any claim or right to be granted an Award, and the grant of an Award will not be construed as giving a Participant the right to continued employment or any other relationship with the Company or any of its Subsidiaries. The Company and its Subsidiaries expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan or any Award, except as expressly provided in an Award Agreement.
10.2
No Rights as Stockholder; Certificates. Subject to the Award Agreement, no Participant or Designated Beneficiary will have any rights as a stockholder with respect to any Shares to be distributed under an Award until becoming the record holder of such Shares. Notwithstanding any other provision of the Plan, unless the Administrator otherwise determines or Applicable Laws require, the Company will not be required to deliver to any Participant certificates evidencing Shares issued in connection with any Award and instead such Shares may be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator). The Company may place legends on stock certificates issued under the Plan that the Administrator deems necessary or appropriate to comply with Applicable Laws.

10.3
Effective Date and Term of Plan. Unless earlier terminated by the Board, the Plan will become effective upon its adoption by the Board and the shareholders, and the Plan will continue in effect for a term of 10 years from the date adopted by the Board. Awards previously granted may extend beyond that date in accordance with the Plan. The Plan will be submitted for the approval of the Company’s stockholders within twelve (12) months after the date of the Board’s adoption of the Plan.
10.4
Amendment of Plan. The Administrator may amend, suspend or terminate the Plan at any time; provided that no amendment, other than an increase to the Overall Share Limit, may materially and adversely affect any Award outstanding at the time of such amendment without the affected Participant’s consent except as provided in this Plan or an Award Agreement. No Awards may be granted under the Plan during any suspension period or after the Plan’s termination. Awards outstanding at the time of any Plan suspension or termination will continue to be governed by the Plan and the Award Agreement, as in effect before such suspension or termination. The Board will obtain stockholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws.
10.5
Provisions for Foreign Participants. The Administrator may modify Awards granted to Participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the Plan to address differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.
10.6
Section 409A.
(a)
General. The Company intends that all Awards be structured to comply with, or be exempt from, Section 409A, such that no adverse tax consequences, interest, or penalties under Section 409A apply. Notwithstanding anything in the Plan or any Award Agreement to the contrary, the Administrator may, without a Participant’s consent, amend this Plan or Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and retroactive actions) as are necessary or appropriate to preserve the intended tax treatment of Awards, including any such actions intended to (A) exempt this Plan or any Award from Section 409A, or (B) comply with Section 409A, including regulations, guidance, compliance programs and other interpretative authority that may be issued after an Award’s grant date. The Company makes no representations or warranties as to an Award’s tax treatment under Section 409A or otherwise. The Company will have no obligation under this Section 10.6 or otherwise to avoid the taxes, penalties or interest under Section 409A with respect to any Award and will have no liability to any Participant or any other person if any Award, compensation or other benefits under the Plan are determined to constitute noncompliant “nonqualified deferred compensation” subject to taxes, penalties or interest under Section 409A.
(b)
Separation from Service. If an Award constitutes “nonqualified deferred compensation” under Section 409A, any payment or settlement of such Award upon a termination of a Participant’s Service Provider relationship will, to the extent necessary to avoid taxes under Section 409A, be made only upon the Participant’s “separation from service” (within the meaning of Section 409A), whether such “separation from service” occurs upon or after the termination of the Participant’s Service Provider relationship. For purposes of this Plan or any Award Agreement relating to any such payments or benefits, references to a “termination,” “termination of employment” or like terms means a “separation from service.”
(c)
Payments to Specified Employees. Notwithstanding any contrary provision in the Plan or any Award Agreement, any payment(s) of “nonqualified deferred compensation” required to be made under an Award to a “specified employee” (as defined under Section 409A and as the Administrator determines) due to his or her “separation from service” will, to the extent necessary to avoid taxes under Section 409A of the Code, be delayed for the six-month period immediately following such “separation from service” (or, if earlier, until the specified employee’s death) and will instead be paid on the day immediately following such six-month period or as soon as administratively practicable thereafter (without interest). Any payments of “nonqualified deferred compensation” under such Award payable more than six months following the Participant’s “separation from service” will be paid at the time or times the payments are otherwise scheduled to be made. Furthermore, notwithstanding any contrary provision of the Plan or any Award Agreement, any payment of “nonqualified deferred compensation” under the Plan that may be made in installments shall be treated as a right to receive a series of separate and distinct payments.
10.7
Limitations on Liability. Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, other employee or agent of the Company or any Subsidiary will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan or any Award, and such individual will not be personally liable with respect to the Plan because of any contract or other instrument executed in his or her capacity as an Administrator, director, officer, other employee or agent of the Company or any Subsidiary. The Company will indemnify and hold harmless each director, officer, other employee and agent of the Company or any Subsidiary that has been or will be granted or delegated any duty or power relating to the Plan’s administration or interpretation, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Administrator’s approval) arising from any act or omission concerning this Plan unless arising from such person’s own fraud or bad faith.
10.8
Lock-Up Period. The Company may, at the request of any underwriter representative or otherwise, in connection with registering the offering of any Company securities under the Securities Act, prohibit Participants from, directly or indirectly, selling or otherwise transferring any Shares or other Company securities during a period of up to one hundred eighty days following the effective date of a Company registration statement filed under the Securities Act, or such longer period as determined by the underwriter.
10.9
Data Privacy. As a condition for receiving any Award, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this section by and among the Company and its Subsidiaries and affiliates exclusively for implementing, administering and managing the Participant’s participation in the Plan. The Company and its Subsidiaries and affiliates may hold certain personal information about a Participant, including the Participant’s name, address and telephone number; birthdate; social security, insurance number or other identification number; salary; nationality; job title(s); any Shares held in the Company or its Subsidiaries and affiliates; and Award details, to implement, manage and administer the Plan and Awards (the “Data”). The Company and its Subsidiaries and affiliates may transfer the Data amongst themselves as necessary to implement, administer and manage a Participant’s participation in the Plan, and the Company and its Subsidiaries and affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration and management. These recipients may be located in the Participant’s country, or elsewhere, and the Participant’s country may have different data privacy laws and protections than the recipients’ country. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Participant’s participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the Participant may elect to deposit any Shares. The Data related to a Participant will be held only as long as necessary to implement, administer, and manage the Participant’s participation in the Plan. A Participant may, at any time, view the Data that the Company holds regarding such Participant, request additional information about the storage and processing of the Data regarding such Participant, recommend any necessary corrections to the Data regarding the Participant or refuse or withdraw the consents in this Section 10.9 in writing, without cost, by contacting the local human resources representative. The Company may cancel Participant’s ability to participate in the Plan and, in the Administrator’s discretion, the Participant may forfeit without compensation any outstanding Awards if the Participant refuses or withdraws the consents in this Section 10.9. For more information on the consequences of refusing or withdrawing consent, Participants may contact their local human resources representative.
10.10
Severability. If any portion of the Plan or any action taken under it is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provisions had been excluded, and the illegal or invalid action will be null and void.
10.11
Governing Documents. If any contradiction occurs between the Plan and any Award Agreement or other written agreement between a Participant and the Company (or any Subsidiary) that the Administrator has approved, the Plan will govern, unless it is expressly specified in such Award Agreement or other written document that a specific provision of the Plan will not apply.
10.12
Governing Law, Venue, Statute of Limitations. The Plan and all Awards will be governed by and interpreted in accordance with the laws of the State of Delaware, disregarding any state’s choice-of-law principles requiring the application of a jurisdiction’s laws other than the State of Delaware. Venue for any dispute arising out of the Plan, an Award or action of the Administrator shall be filed exclusively in the state or federal courts located in San Diego County, California. Any such action must be filed within one year of the Administrator’s action constituting the basis of any claim.
10.13
Claw-back Provisions. All Awards (including any proceeds, gains or other economic benefit the Participant actually or constructively receives upon receipt or exercise of any Award or the receipt or resale of any Shares underlying the Award) will be subject to any claw-back policy adopted by the Company (or any Subsidiary) to comply with Applicable Laws (including the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder) as set forth in such claw-back policy or the Award Agreement.
10.14
Titles and Headings. The titles and headings in the Plan are for convenience of reference only and, if any conflict, the Plan’s text, rather than such titles or headings, will control.
10.15
Conformity to Securities Laws. Participant acknowledges that the Plan is intended to conform to the extent necessary with Applicable Laws. Notwithstanding anything herein to the contrary, the Plan and all Awards will be administered only in conformance with Applicable Laws. To the extent Applicable Laws permit, the Plan and all Award Agreements will be deemed amended as necessary to conform to Applicable Laws.
10.16
Relationship to Other Benefits. No payment under the Plan will be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except as expressly provided in writing in such other plan or an agreement thereunder.
ARTICLE XI

Definitions

As used in the Plan, the following words and phrases will have the following meanings:

11.1
“Administrator” means the Board or a Committee to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee.

11.2
“Applicable Laws” means the requirements relating to the administration of equity incentive plans under U.S. federal and state securities, tax and other applicable laws, rules and regulations, the applicable rules of any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws and rules of any foreign country or other jurisdiction where Awards are granted.
11.3
“Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units or Other Stock or Cash Based Awards.
11.4
“Award Agreement” means a written agreement evidencing an Award, which may be electronic, that contains such terms and conditions as the Administrator determines, consistent with and subject to the terms and conditions of the Plan.
11.5
“Board” means the Board of Directors of the Company.
11.6
“Cause” means (i) if a Participant is a party to a written employment, severance or consulting agreement with the Company or any of its Subsidiaries or an Award Agreement in which the term “cause” is defined (a “Relevant Agreement”), “Cause” as defined in the Relevant Agreement, and (ii) if no Relevant Agreement exists, (A) the Administrator’s determination that the Participant failed to substantially perform the Participant’s duties (other than a failure resulting from the Participant’s Disability); (B) the Administrator’s determination that the Participant failed to carry out, or comply with any lawful and reasonable directive of the Board or the Participant’s immediate supervisor; (C) the Participant’s unauthorized use or disclosure of confidential information or trade secrets of the Company or any of its Subsidiaries or any material breach of a written agreement between the Participant and the Company; (D) the occurrence of any act or omission by the Participant that could reasonably be expected to result in (or has resulted in) the Participant’s conviction, plea of no contest, plea of nolo contendere, or imposition of un-adjudicated probation for any felony or indictable offense or crime involving moral turpitude; (E) the Participant’s unlawful use (including being under the influence) or possession of illegal drugs on the premises of the Company or any of its Subsidiaries or while performing the Participant’s duties and responsibilities for the Company or any of its Subsidiaries; or (F) the Participant’s commission of an act of fraud, embezzlement, misappropriation, misconduct, or breach of fiduciary duty against the Company or any of its Subsidiaries.
11.7
“Change in Control” means and includes each of the following: (a) a transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission or a transaction or series of transactions that meets the requirements of clauses (i) and (ii) of subsection (b) below) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and (2) of the Exchange Act) (other than the Company, any of its Subsidiaries, an employee benefit plan maintained by the Company or any of its Subsidiaries or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or (b) the consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction: (i) which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and (ii) after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this clause (ii) as beneficially owning 50% or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction. Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award (or portion of any Award) that provides for the deferral of compensation that is subject to Section 409A, to the extent required to avoid the imposition of additional taxes under Section 409A, the transaction or event described in subsection (a) or (b) with respect to such Award (or portion thereof) shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5). The Administrator shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.
11.8
“Code” means the Internal Revenue Code of 1986, as amended, and the regulations and other official guidance issued thereunder.
11.9
“Committee” means one or more committees or subcommittees of the Board, which may include one or more Company directors or executive officers, to the extent Applicable Laws permit. To the extent required to comply with the provisions of Rule 16b-3, it is intended that each member of the Committee will be, at the time the Committee takes any action with respect to an Award that is subject to Rule 16b-3, a “non-employee director” within the meaning of Rule 16b-3; however, a Committee member’s failure to qualify as a “non-employee director” within the meaning of Rule 16b-3 will not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.
11.10
“Common Stock” means the common stock of the Company.
11.11
“Company” means Genasys Inc., a Delaware corporation, or any successor.
11.12
“Consultant” means any person, including any adviser, engaged by the Company or its parent or Subsidiary to render services to such entity if the consultant or adviser: (i) renders bona fide services to the Company; (ii) renders services not in connection with the offer or sale of securities in a capital-raising transaction and does not directly or indirectly promote or maintain a market for the Company’s securities; and (iii) is a natural person.
11.13
“Designated Beneficiary” means the beneficiary or beneficiaries the Participant designates, in a manner the Administrator determines, to receive amounts due or exercise the Participant’s rights if the Participant dies or becomes incapacitated. Without a Participant’s effective designation, “Designated Beneficiary” will mean the Participant’s estate.
11.14
“Director” means a Board member.
11.15
“Disability” means a permanent and total disability under Section 22(e)(3) of the Code, as amended.

11.16
“Dividend Equivalents” means a right granted to a Participant under the Plan to receive the equivalent value (in cash or Shares) of dividends paid on Shares.
11.17
“Employee” means any employee of the Company or its Subsidiaries.
11.18
“Equity Restructuring” means a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of Shares (or other Company securities) or the per share price of Common Stock (or other Company securities) and causes a change in the per share value of the Common Stock underlying outstanding Awards.
11.19
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
11.20
“Fair Market Value” means, as of any date, the value of Common Stock determined as follows: (i) if the Common Stock is listed on any established stock exchange, its Fair Market Value will be the closing sales price for such Common Stock as quoted on such exchange for such date, or if no sale occurred on such date, the last day preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; (ii) if the Common Stock is not traded on a stock exchange but is quoted on a national market or other quotation system, the closing sales price on such date, or if no sales occurred on such date, then on the last date preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; or (iii) in any case the Administrator may determine the Fair Market Value in its discretion.
11.21
“Greater Than 10% Stockholder” means an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporation, as defined in Section 424(e) and (f) of the Code, respectively.
11.22
“Incentive Stock Option” means an Option intended to qualify as an “incentive stock option” as defined in Section 422 of the Code.
11.23
“Non-Qualified Stock Option” means an Option not intended or not qualifying as an Incentive Stock Option.
11.24
“Option” means an option to purchase Shares.
11.25
“Other Stock or Cash Based Awards” means cash awards, awards of Shares, and other awards valued wholly or partially by referring to, or are otherwise based on, Shares or other property.
11.26
“Overall Share Limit” means the sum of (i) 5,052,285 Shares; plus (ii) the number of shares of Common Stock remaining available for issuance under the Prior Plan but not subject to outstanding awards under the Prior Plan as of the Effective Date plus (iii) any shares of Common Stock which are subject to Prior Plan Awards which become available for issuance under the Plan pursuant to Article IV.
11.27
“Participant” means a Service Provider who has been granted an Award.
11.28
“Performance Criteria” mean the criteria (and adjustments) that the Administrator may select for an Award to establish performance goals for a performance period, which may include the following: net earnings or losses (either before or after one or more of interest, taxes, depreciation, amortization, and non-cash equity-based compensation expense); gross or net sales or revenue or sales or revenue growth; net income (either before or after taxes) or adjusted net income; profits (including but not limited to gross profits, net profits, profit growth, net operation profit or economic profit), profit return ratios or operating margin; budget or operating earnings (either before or after taxes or before or after allocation of corporate overhead and bonus); cash flow (including operating cash flow and free cash flow or cash flow return on capital); return on assets; return on capital or invested capital; cost of capital; return on stockholders’ equity; total stockholder return; return on sales; costs, reductions in costs and cost control measures; expenses; working capital; earnings or loss per share; adjusted earnings or loss per share; price per share or dividends per share (or appreciation in or maintenance of such price or dividends); regulatory achievements or compliance; implementation, completion or attainment of objectives relating to research, development, regulatory, commercial, or strategic milestones or developments; market share; economic value or economic value added models; division, group or corporate financial goals; customer satisfaction/growth; customer service; employee satisfaction; recruitment and maintenance of personnel; human resources management; supervision of litigation and other legal matters; strategic partnerships and transactions; financial ratios (including those measuring liquidity, activity, profitability or leverage); debt levels or reductions; sales-related goals; financing and other capital raising transactions; cash on hand; acquisition activity; investment sourcing activity; and marketing initiatives, any of which may be measured in absolute terms or as compared to any incremental increase or decrease. Such performance goals also may be based solely by reference to the Company’s performance or the performance of a Subsidiary, division, business segment or business unit of the Company or a Subsidiary, or based upon performance relative to performance of other companies or upon comparisons of any of the indicators of performance relative to performance of other companies. The Committee may provide for exclusion of the impact of an event or occurrence which the Committee determines should appropriately be excluded, including (a) restructurings, discontinued operations, extraordinary items, and other unusual, infrequently occurring or non-recurring charges or events, (b) asset write-downs, (c) litigation or claim judgments or settlements, (d) acquisitions or divestitures, (e) reorganization or change in the corporate structure or capital structure of the Company, (f) an event either not directly related to the operations of the Company, Subsidiary, division, business segment or business unit or not within the reasonable control of management, (g) foreign exchange gains and losses, (h) a change in the fiscal year of the Company, (i) the refinancing or repurchase of bank loans or debt securities, (j) unbudgeted capital expenditures, (k) the issuance or repurchase of equity securities and other changes in the number of outstanding shares, (l) conversion of some or all of convertible securities to Common Stock, (m) any business interruption event (n) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles, or (o) the effect of changes in other laws or regulatory rules affecting reported results.
11.29
“Plan” means this 2025 Equity Incentive Plan.
11.30
“Prior Plan” means the Genasys Inc. Amended and Restated 2015 Equity Incentive Plan.
11.31
“Prior Plan Award” means an award outstanding under the Prior Plan.
11.32
“Restricted Stock” means Shares awarded to a Participant under Article VI subject to certain vesting conditions and other restrictions.
11.33
“Restricted Stock Unit” means an unfunded, unsecured right to receive, on the applicable settlement date, one Share or an amount in cash or other consideration determined by the Administrator to be of equal value as of such settlement date, subject to certain vesting conditions and other restrictions.
11.34
“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act.

11.35
“Section 409A” means Section 409A of the Code and all regulations, guidance, compliance programs and other interpretative authority thereunder.
11.36
“Securities Act” means the Securities Act of 1933, as amended.
11.37
“Service Provider” means an Employee, Consultant or Director.
11.38
“Shares” means shares of Common Stock.
11.39
“Stock Appreciation Right” means a stock appreciation right granted under Article V.
11.40
“Subsidiary” means any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least 50% of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.
11.41
“Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.
11.42
“Termination of Service” means the date the Participant ceases to be a Service Provider.

* * * * *

genasys
C/O TABULATOR, P.O. BOX 8016, CARY, NC 27512-9903

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Genasys Inc.

Annual Meeting of Stockholders

For Stockholders of record as of January 21, 2025

Monday, March 17, 2025 9:00 AM, Pacific Time

Annual Meeting to be held live via the internet - please visit www.proxydocs.com/GNSS

YOUR VOTE IS IMPORTANT!
PLEASE VOTE BY: 9:00 AM, Pacific Time, March 17, 2025.

Internet:
www.proxypush.com/GNSS
- Cast your vote online
- **Have your Proxy Card ready**
- Follow the simple instructions to record your vote

Phone:
1-866-390-5361
- Use any touch-tone telephone
- **Have your Proxy Card ready**
- Follow the simple recorded instructions

Mail:
- Mark, sign and date your Proxy Card
- Fold and return your Proxy Card in the postage-paid envelope provided

Virtual:
You must register to attend the meeting online and/or participate at www.proxydocs.com/GNSS

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Richard S. Danforth and Dennis D. Klahn (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Genasys Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE), but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

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genasys

Genasys Inc. Annual Meeting of Stockholders

Please make your marks like this: ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2, 3 AND 4

	PROPOSAL	YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS
1.	To elect seven directors to serve for the ensuing year and until their successors are elected;				
		FOR	WITHHOLD		
	1.01 Richard H. Osgood III	☐	☐		FOR
	1.02 Richard S. Danforth	☐	☐		FOR
	1.03 Mark Culhane	☐	☐		FOR
	1.04 William H. Dodd	☐	☐		FOR
	1.05 W. Craig Fugate	☐	☐		FOR
	1.06 R. Rimmy Malhotra	☐	☐		FOR
	1.07 Susan Lee Schmeiser	☐	☐		FOR
		FOR	AGAINST	ABSTAIN	
2.	To ratify the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2025;	☐	☐	☐	FOR
3.	To approve the Genasys Inc. 2025 Equity Incentive Plan;	☐	☐	☐	FOR
4.	To consider an advisory vote on the compensation of our named executive officers; and	☐	☐	☐	FOR
5.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.				

You must register to attend the meeting online and/or participate at www.proxydocs.com/GNSS

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable) Date

Signature (if held jointly) Date